                                                                   EXHIBIT 10.12

         BUSINESS LOAN AGREEMENT BETWEEN AMERICAN STONE CORPORATION AND
         DOLLAR BANK, FEDERAL SAVINGS BANK, DATED FEBRUARY 16, 2001 AND
        ANCILLARY DOCUMENTS INCLUDING SUBORDINATION AGREEMENT, SECURITY
                   AGREEMENT, MORTGAGES, NOTES AND GUARANTY.


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                                   DOLLAR BANK
                                 LOAN AGREEMENT

THIS AGREEMENT MADE as of the 16th day of February , 2001, by and between AMERICAN STONE CORPORATION, a Delaware corporation with its principal place of business at 8705 Quarry Road, Amherst, Ohio 44001 (the "Borrower") and DOLLAR BANK, FEDERAL SAVINGS BANK, with offices at 1301 East Ninth Street, Cleveland, Ohio 44114 (the "Bank").

            WHEREAS, Borrower has applied to the Bank for a $900,000 Term Loan (the "Term Loan"), and a $500,000 Line of Credit Loan (the "Line of Credit Loan"), and Bank is willing to provide such credit facility to Borrower on the terms set forth herein.

            NOW THEREFORE, the parties hereto hereby agree as follows:

      1. THE LOAN. Bank agrees to loan to Borrower up to the total principal amount of One Million Four Hundred Thousand Dollars ($1,400,000) on the basis designated in the preamble hereto (the "Loan"). The Loan is evidenced by the notes described more fully below executed and delivered by Borrower to Bank and bearing even date herewith (collectively, the "Notes"). Borrower has executed and delivered, to Bank, at or before the time of execution hereof, the related documents (the "Related Documents") listed in Section 1 of the schedule ("Schedule") annexed hereto. The terms and provisions of the Notes and each of the Related Documents executed by Borrower are hereby incorporated herein by reference.

      2. ADVANCES AND REPAYMENT. Advances and repayments of the Loan shall be as follows:

            (a) TERM LOAN. The amount of the Term Loan shall be advanced to or for the account of Borrower as set forth in the note executed and delivered in connection herewith evidencing the Term Loan (the "Term Note"). Term Loan principal shall bear interest and shall be due and payable as set forth in the Term Note.

            (b) LINE OF CREDIT. Loan principal on the Line of Credit shall bear interest and shall be due and payable as set forth in the note executed and delivered in connection herewith evidencing the Line of Credit (the "Line of Credit Note"). The Borrower may borrow, repay and reborrow amounts hereunder provided that the aggregate principal amount outstanding shall not at any time exceed the lesser of (i) $500,000 or (ii) the Borrowing Base. For the purposes of this Agreement, the "Borrowing Base" shall mean the sum of (i) 75% of the Borrower's accounts receivable that are less than 90 days past the invoice date, and (ii) 30% of the Borrower's inventory, with the amount borrowed against inventory not to exceed $250,000. ADVANCES OF LINE OF CREDIT LOAN PRINCIPAL ARE AT THE BANK'S SOLE DISCRETION, AND BANK MAY ELECT TO MAKE OR DECLINE TO MAKE ANY ADVANCE REQUESTED BY BORROWER.

      3. REPRESENTATIONS. The Borrower hereby represents to the Bank that:

            (a) TRADE NAMES. The Borrower is doing business under the name set forth at the beginning of the Agreement and does not use any other trade names except those, if any, set forth in Section 2 of the Schedule. Any assumed or fictitious name registration required by law has been accomplished. Borrower will notify Bank in writing at least thirty (30) days prior to any change in its name.

            (b) [Intentionally omitted.]

            (c) ORGANIZATION, EXISTENCE, POWER. The Borrower is a corporation, has complied with all applicable filing requirements of all applicable laws, is duly formed, validly existing and in good standing under the laws of the State of Ohio. The Borrower is duly qualified to transact business or own real property in each state or other jurisdiction in which it conducts any important or material part of its business or in which its principal real properties are located.

            (d) AUTHORITY, BINDING EFFECT. The execution, delivery and performance of this Agreement, the Notes and the Related Documents have been duly authorized by all necessary limited liability company action, will not violate any provision of law, will not violate or conflict with any provision of its operating agreement or other organizational documents, or result in a breach of or constitute a default under, or result in a lien, charge or encumbrance up on any property or assets of the Borrower pursuant to any agreement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected. This Agreement, the Notes and the Related Documents, when executed by Borrower and delivered to the Bank, will constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.


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
            (e) FINANCIAL CONDITION. The Borrower has furnished to the Bank its most current financial statements, which statements represent correctly and fairly the results of the operations and transactions of the Borrower as of the dates and for the periods referred to and have been prepared in accordance with generally accepted accounting principles consistently applied during each interval involved and from period to period. From the date of such financial statements to the date of the execution of this Agreement, there have not been any material adverse changes in the financial condition of the Borrower.

            (f) TAXES. The Borrower has duly filed all federal, state and other tax returns required to be filed and has duly paid all taxes required by such returns. The Borrower has not received any notice from the Internal Revenue Service or any other taxing authority relating to the payment of additional taxes (including interest and penalties) in excess of $10,000.

            (g) ERISA. All of Borrower's Defined Benefit Pension Plans, as defined in the Employment Retirement Income Security Act of 1974 ("ERISA"), as amended, meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and, with respect to all of Borrower's Employee Benefit Plans, as defined in ERISA, no Reportable Event or Prohibited Transaction (as defined in ERISA) has occurred, except only such events or transactions as have been previously reported to the Bank in writing.

            (h) LITIGATION. There is no pending or threatened action or proceeding against or affecting Borrower before any court, governmental agency or arbitrator which is not covered by insurance that could result in payment of $10,000.00 or more if adversely determined.

            (i) YEAR 2000 PROBLEM. The "Year 2000 Problem" shall mean any significant risk that computer hardware, software or equipment used in the business or operations of the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999. Borrower has reviewed its business and operations with a view to assessing whether the Borrower has been or will be vulnerable to the Year 2000 Problem. Based on such review, the Borrower has not been and will not be vulnerable to the Year 2000 Problem and Borrower has taken or is taking all action necessary to address the Year 2000 Problem.

            (j) USE OF PROCEEDS. The proceeds of the Loans will be used solely:
      (i) to refinance existing indebtedness to First Merit Bank; and (ii) to provide short term working capital in the normal course of business of the Borrower.

      4. CONDITIONS PRECEDENT. The obligation of the Bank to make the Loan is subject to the following conditions precedent:

            (a) The Bank shall have received a certified copy of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Agreement, the Notes, the Related Documents (as applicable) and the borrowing by it hereunder, all of which shall be subject to Bank's approval.

            (b) [Intentionally omitted.]

            (c) With respect to subsequent advances under the Line of Credit, it shall be a condition precedent that no event of default specified in Paragraph 7 hereof, and no event which, with the giving of notice or lapse of time or both, would become such an event of default, shall have occurred and be continuing.

            (d) With respect to subsequent advances under the Line of Credit, a request for an advance shall constitute an affirmation by the Borrower that the representations made in Paragraph 3 hereof are and shall be true on and as of the date of the making of each such advance, with the same force and effect as if made on and as of such date.

            (e) All legal matters incident to the transaction hereby contemplated shall be satisfactory to the Bank and its counsel.

            (f) The Bank shall have received from the Borrower the commitment fee pursuant to the Proposal Letter dated November 30, 2000.

      5. AFFIRMATIVE COVENANTS. So long as any lending arrangement of the Bank shall be outstanding, and until payment in full of the Notes and the performance of all other obligations of the Borrower hereunder and under any and all Related Documents, the Borrower will comply with additional covenants contained in
Section 5(a) of the Schedule, and the Borrower shall:

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            (a) FURNISH FINANCIAL STATEMENTS. The Borrower will furnish the
      Bank:

            (1) within 120 days after the end of each fiscal year of the Borrower, copies of balance sheets of the Borrower and Guarantor as at the close of such fiscal year and statements of income and retained earnings of the Borrower and Guarantor for such year, which shall be audited by independent certified public accountants selected by the Borrower and satisfactory to the Bank.

            (2) within 45 days after the end of each fiscal quarter of the Borrower and Guarantor, copies of balance sheets of the Borrower and Guarantor as of the end of such quarter and statements of income and retained earnings of the Borrower and Guarantor for the period from the beginning of the fiscal year to the end of such quarter, in each case certified by an authorized financial or accounting officer of the Borrower and Guarantor, respectively;

            (3) within 120 days after the end of each fiscal year of the Borrower, a certificate of such independent public accountants, and within 45 days after the end of each fiscal quarter of the Borrower a certificate of an authorized financial or accounting officer, general partner or the sole proprietor, as applicable, of the Borrower, in each case as to whether any event of default specified in Paragraph 7, or any event which, with the giving of notice or lapse of time or both, would become an event of default, has occurred and is continuing;

            (4) within 15 days of the end of each calendar month, a borrowing base certificate setting forth the Borrower's accounts receivable and inventory, all in reasonable detail and satisfactory to the Bank in its sole discretion.

            (5) from time to time, such further information regarding the business affairs and financial condition of the Borrower as the Bank may request.

      All financial statements delivered hereunder shall be prepared on the basis of generally accepted accounting principles and practices applied on a basis consistent with those used in the preparation of the financial statements of the Borrower referred to above.

            (b) TAXES. Borrower shall promptly pay and discharge all of its taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto; establish adequate reserves for the payment of taxes and assessments and make all required withholding and other tax deposits; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or charge so long as its validity is being contested in good faith by appropriate proceedings diligently conducted unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced.

            (c) INSURANCE. Borrower shall keep all its property insured at all times with insurance carriers acceptable to Bank against fire, theft, and other risks, in coverage, form and amount satisfactory to the Bank and see that all policies covering property given as security for the Loan have loss payable and additional insured clauses in favor of the Bank in form and substance satisfactory to the Bank;

            (d) LITIGATION. Borrower shall promptly notify the Bank in writing as soon as the Borrower has knowledge of any threatened or pending litigation or governmental or regulatory proceeding against, or investigation of, the Borrower, the outcome of which may have a material or adverse affect on the finances or operations of the Borrower;

            (e) EXPENSES. Borrower shall pay or reimburse the Bank for all out-of-pocket expenses that the Bank may incur in connection with this Agreement, in the making of any loans hereunder, or the collection of the indebtedness created hereunder, including but not limited to attorney's fees;

            (f) LICENSING BUSINESS. Borrower Shall (1) remain or become and remain duly licensed or qualified in each jurisdiction in which the conduct of its business or ownership of its property requires such qualification or licensing; and (2) engage only in the business(es) conducted by it on the date of this Agreement;

            (g) DEBT COVERAGE RATIO. Borrower shall maintain a ratio of net income plus depreciation and amortization expense minus dividends, distributions, and unfunded capital expenditures to current maturities of long term debt of at least 1.0 to 1.0 (each as determined in accordance with generally accepted accounting principles consistently applied) to be measured quarterly on a rolling four-quarter basis. The Borrower shall provide to the Bank evidence of compliance with this provision no less frequently than quarterly, and at other times as reasonably requested by the Bank;

            (h) LEVERAGE RATIO. Borrower will maintain a ratio of total liabilities to tangible net worth of not greater than 1.0 to 1.0. For purposes of this calculation, total liabilities shall exclude liabilities subordinated to the Bank and tangible net worth shall include liabilities subordinated to the Bank. The Borrower shall provide to the Bank evidence of compliance with this provision no less frequently than quarterly, and at other times as reasonably requested by the Bank;

            (i) BOOKS AND RECORDS. Borrower shall (1) keep proper books and records; (2) notify the Bank promptly in writing of any proposed change in the location where such books and records are maintained; and (3) permit the Bank, at any time and from time to time, to examine such books and records and to make copies thereof;

            (j) ERISA COMPLIANCE. Borrower shall (1) fund all its Pension Plans in accordance with the minimum funding standards required under ERISA, (2) furnish the Bank, if requested, promptly after the filing of the same, with copies of all reports or other statements filed with the United States Department of Labor or the Internal Revenue Service with respect to all Employee Benefit Plans, and (3) promptly advise the Bank of the occurrence of any Reportable Event or Prohibited Transaction as defined in ERISA with respect to any of the Borrower's Employee Benefit Plans.

            (k) YEAR 2000 PROBLEM. Borrower shall take all action necessary to assure that Borrower will not be vulnerable to the Year 2000 Problem and shall commit adequate resources to address the Year 2000 Problem. At the request of the Bank, Borrower shall furnish the Bank with assurance reasonably acceptable to the Bank of the Borrower's capability with respect to addressing the Year 2000 Problem including, but not limited to, Borrower's plans, updates on the Borrower's progress, and any third party assessment of the Borrower's efforts;

            (l) DEPOSITORY. The Borrower shall maintain its primary depository account with the Bank. The Borrower shall not maintain any other accounts with any other depository financial institution without the prior written consent of the Bank.

      6. NEGATIVE COVENANTS. So long as any lending arrangement of the Bank shall be outstanding, and until payment in full of the Note and the performance of all other obligations of the Borrower hereunder and under any and all Related Documents, and the Borrower shall not:

            (a) BORROWED MONEY. Create or assume any obligation for money borrowed other than from the Bank or as may be specified in Section 6 of the Schedule;

            (b) ENCUMBRANCES. Create or suffer to exist any mortgage, lien, security interest, pledge or other encumbrance on any of its property or assets, whether now owned or hereafter acquired, except (1) for taxes not delinquent or being contested in good faith, (2) resulting from deposits to secure payments of workers' compensation or other social security obligations or to secure the performance of bids or contracts in the ordinary course of business, (3) in favor of the Bank, and (4) as may be specified in Section 7 of the Schedule.

            (c) GUARANTIES. Become a guarantor, surety or otherwise liable for the obligations of any other person, firm, or corporation, except that the Borrower may endorse checks or other instruments for deposit or collection in the ordinary course of business.

            (d) SALE OF ASSETS. Convey, sell, transfer, lease or sell and lease back any of its property, assets, or business in any fiscal year in excess of 10% of its assets at the start of such fiscal year, except for inventory disposed of in the ordinary course of business.

            (e) INVESTMENTS AND LOANS. Make or suffer to exist any investments in or loan or advances to any other person, firm or corporation, except commercial paper rated P-1 and A-1+ by Moody's and Standard & Poor's respectively, direct obligations of the United States government and its agencies, and obligations of the Bank.

            (f) MERGERS. Merge or consolidate with or into any other firm or corporation or enter into any joint venture or partnership with any other person, firm or corporation.

            (g) COMPENSATION. Permit any withdrawals from or distribution of the assets of the Borrower except as reasonable compensation for services actually rendered, and such further payments in cash or in kind, including without limitation dividends (except stock dividends), withdrawals, distributions, salary, compensation, and bonuses shall be limited to $50,000.00 in each of the Borrower's fiscal years.

            (h) LEASES. At any time enter into or suffer to exist any agreement to lease, as lessee, any real or personal property, except leases in effect as of the date hereof and leases having aggregate annual rental payments of not more than $50,000.00.

      7. DEFAULTS; REMEDIES. The occurrence of any one or more of the Additional Events of Default set forth in Section 9 of the Schedule or any of the following events shall be an event of default:

            (a) MISREPRESENTATION. If any representation or warranty made by the Borrower in this Agreement, in any Related Document or in any other writing delivered by Borrower to Bank in connection with the Loan shall prove to have been untrue or materially misleading;

            (b) NONPAYMENT. If the Borrower shall fail to pay when due any principal of, or interest on, the Loan or the Note or any other sum payable by the Borrower under this Agreement or the Related Documents;

            (c) OTHER OBLIGATIONS. If the Borrower shall default in the payment or performance of any debt or obligation to any person or entity other than Bank;

            (d) COVENANTS. Failure to observe or perform any covenants or obligations (other than payment obligations) contained herein or in the Related Documents which failure is not remedied within twenty (20) days after notice thereof from the Bank.

            (e) DEATH, DISSOLUTION. If Borrower is a proprietorship, death of Borrower; if Borrower is a partnership, death of a partner; if Borrower or any guarantor is a corporation or limited liability company, dissolution or termination of Borrower or such guarantor or the filing or commencement of any proceeding by or against Borrower or any guarantor for such dissolution or termination; death of any guarantor named in Section 10 of the schedule, or failure of Borrower to continue to operate as a going concern;

            (f) INSOLVENCY, RECEIVERSHIP; BANKRUPTCY. Borrower or any guarantor of the Loan shall (1) apply for or consent to the appointment of a receiver, trustee, or liquidator for itself, or of all or a substantial or material part of its assets, (2) be unable, or admit in writing its inability to pay its debts as they fall due, (3) make a general assignment for the benefit of creditors, (4) be adjudicated a bankrupt or insolvent,
      (5) file a voluntary petition in bankruptcy or a petition or any answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, (6) file any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, (7) take any action for the purpose of effecting any of the foregoing, (8) have an order, judgment, or decree entered against it by any court of competent jurisdiction approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator for it or of all or a substantial or material part of its assets, or (9) have a petition filed against Borrower or any such guarantor in bankruptcy or seeking reorganization or an arrangement with creditors or under any other insolvency law which shall continue undismissed for a period of more than thirty (30) consecutive days;

            (g) DEFAULT UNDER OTHER DOCUMENTS. The occurrence of an event of default under any of the Related Documents;

            (h) ADVERSE CHANGE IN BUSINESS. A determination by Bank, which determination shall be conclusive if made in good faith, that a material adverse change has occurred in the financial or business condition of the Borrower, or Bank reasonably deems itself insecure;

then and in any such case, the Bank may, in addition to other remedies available to it hereunder, under the Related Documents, at law, in equity or otherwise, by written notice to the Borrower immediately terminate any commitment to make advances to the Borrower and/or declare the principal and interest due on the Note, together with all other sums then due and payable by the Borrower hereunder, under the Note and under the Related Documents, to be forthwith due and payable whereupon the same shall become forthwith due and payable; provided, however, that upon the occurrence of any event of default described in subparagraph (f) of this Section 7, such commitment shall be automatically terminated and such obligations shall automatically become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

      8. SET-OFF. Bank shall have the right to set-off, without notice to Borrower, any and all deposits or other sums at any time or times credited by or due from Bank to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured), which deposits and other sums shall at all times constitute additional security for the amounts owed Bank by Borrower and may be set-off against all or any part of the Borrower's obligations to Bank at any time.

      9. MISCELLANEOUS.

            (a) CONSOLIDATED SUBSIDIARY. The term "Consolidated Subsidiary" as used in this Agreement means any corporation of which at least 50% of the voting stock is owned by the Borrower directly or indirectly.

            (b) AMENDMENTS AND WAIVERS. No waiver hereunder or amendment hereto shall be effective unless in writing signed by the Borrower or a duly authorized officer or general partner of the Borrower, as appropriate, and a duly authorized officer of the Bank.

            (c) TERMINATION; BINDING EFFECT. This Agreement will terminate when all obligations of the Borrower to the Bank hereunder, under the Note and under the Related Documents have been paid or otherwise satisfied in full; the provisions hereof shall be binding on and inure to the benefit of the heirs, executors, successors, and assigns of the parties hereto, provided, however, that the Borrower may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Bank.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

            (d) NOTICES. Any notice or demand to be given hereunder shall be duly given if delivered or mailed to the Borrower or the Bank at the address specified at the beginning of this Agreement or such other address as the parties may designate in writing for the receipt of notices, and shall be deemed given upon delivery if hand delivered and, if mailed, shall be deemed given two (2) business days after deposit with postage paid in an official depository maintained by the United States Postal Service for the collection of mail.

            (e) GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with, and governed by, the laws of the State of Ohio (without regard to its conflicts of laws principles).

      IN WITNESS WHEREOF, THE PARTIES HERETO have signed this Agreement on the date written above, intending to be legally bound.

                                        DOLLAR BANK, FEDERAL SAVINGS BANK

                                        By /s/ Lawrence Allen
                                          --------------------------------------

                                        Name Lawrence Allen
                                            ------------------------------------

                                        Title Assistant Vice President
                                             -----------------------------------


                                        AMERICAN STONE CORPORATION

                                        By /s/ James M. Rallo
                                          --------------------------------------

                                        Name  James M. Rallo
                                            ------------------------------------

                                        Title President
                                             -----------------------------------

                                    Schedule
                                       To
                                 Loan Agreement
                                      With

                           AMERICAN STONE CORPORATION

                                                        Dated February 16 , 2001

SECTION 1. RELATED DOCUMENTS

            Promissory Notes Dated February 16, 2001;

            Security Agreement Dated February 16, 2001 by and between the Borrower and the Bank;

            Mortgages Dated February 16, 2001 by and between the Borrower and the Bank;

            Guaranty Agreement Dated February 16, 2001 by and between the Guarantor and the Bank;

            Subordination Agreement Dated February 16, 2001 by and between the Borrower and the Guarantor;

Section 2. All Trade, Assumed or Fictitious Names:

            Cleveland Quarries

Section 6. Permitted Borrowings:

Section 7. Permitted Encumbrances:

Section 8. Compensation:

Section 9. Additional Events of Default:

Section 10. Guarantors/Sureties:

            American Stone Industries, Inc.

                                   DOLLAR BANK
                             SUBORDINATION AGREEMENT

                                                                 CLEVELAND, OHIO
                                                               February 16, 2001

            We, the undersigned creditor(s) of AMERICAN STONE CORPORATION (hereinafter referred to as "Borrower"), in the amount shown in the attached Schedule "A", know that Borrower desires to obtain credit accommodation from DOLLAR BANK, FEDERAL SAVINGS BANK, with offices at 1301 East Ninth Street, Cleveland, Ohio 44114 (hereinafter referred to as "Bank"), and that Bank is willing to extend credit accommodation to Borrower from time to time in such amounts as Bank deems advisable, provided the Subordination Agreement herein set forth shall be and remain in effect. To induce Bank to give such credit accommodation to Borrower, the undersigned agree(s) that:

(1) Any indebtedness now existing or hereafter contracted and owing by Borrower to Bank, notice of the creation, existence, extension and renewal of such indebtedness being hereby waived by the undersigned, shall be paid prior to payment of any part of any and all indebtedness, now existing or hereafter contracted and owing by Borrower to the undersigned, and that the undersigned shall receive no security from Borrower for such indebtedness to the undersigned, nor any loans, advances or gifts from Borrower so long as Borrower shall be indebted to Bank. Bank may release, sell or exchange any other security Bank may hold against Borrower's indebtedness, and otherwise deal freely with the Borrower, all without notice to or consent from the undersigned and without affecting the liabilities and obligation of the undersigned under this Agreement.

(2) All such indebtedness of Borrower to the undersigned now existing is hereby assigned to Bank as security for the payment of all such indebtedness of Borrower to Bank and nothing in this Agreement provided shall by implication diminish the effect of the assignment contained in this paragraph.

(3) All such indebtedness of Borrower to the undersigned hereafter contracted will be assigned to Bank in writing as such new debt comes into existence. The undersigned agree(s) to notify Bank in writing prior to the actual creation of any such additional debt.

(4) None of the undersigned will commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceeding against the Borrower.

(5) In any proceeding relating to the financial distress of the Borrower, Bank shall have the right, but not the duty, to file any proof of claim on behalf of the undersigned and to vote the full amount of the subordinated debt, whether in bankruptcy, reorganization or other similar proceeding, including any meeting of creditors of the Borrower.

(6) Any notes or other evidence of indebtedness which have been or shall be issued to the undersigned by the Borrower shall be deposited with Bank or shall be endorsed with a memo reading "Payment of this instrument is subordinated to all debts now or hereafter owed by maker to DOLLAR BANK, FEDERAL SAVINGS BANK." If no evidence of indebtedness is or shall be issued, an entry will be made immediately next to the entry of such indebtedness, both on the books of Borrower and of the undersigned, reading: "Payment subordinated to debts due to DOLLAR BANK, FEDERAL SAVINGS BANK."

(7) The undersigned shall not take any security for the debt hereby subordinated, except with Bank written consent; and in which case, should any security be so taken, any payments on the debt herein subordinated, out of the proceeds of such security, shall be treated as if made out of the general assets of the Borrower.

(8) No transfer, assignment or pledge of the debt herein subordinated shall be made by the undersigned.

(9) The undersigned hereby agree(s) not to waive, forgive or cancel any part or all of the Borrower's indebtedness to the undersigned which is or shall be subordinated pursuant to the provisions of this Agreement without Bank's written consent.

                  Upon any breach of this Agreement by any of the undersigned or Borrower, all indebtedness then owing by Borrower to Bank shall, at Bank's option, become due and payable at once. Any payments or security received by the undersigned in violation of this Agreement shall be held by the undersigned in trust for Bank and shall be paid or delivered over to Bank upon demand. Waiver of earlier breaches by Bank shall not be construed as a waiver of any later breach. This Agreement shall remain in full force and effect until written notice of its termination shall be given by the undersigned to Bank President, and any such termination shall in no manner impair or affect the liability then existing to Bank hereunder, or the priority of any claim held by Bank against the Borrower at the time of such termination.

                  Expressly excepted from this Subordination Agreement are the payments listed on the attached Schedule "B" as exceptions, if any.

                  Borrower joins in the foregoing Agreement, which shall be binding upon all parties hereto, their heirs, executors, administrators, successors or assigns.

AMERICAN STONE CORPORATION              AMERICAN STONE INDUSTRIES, INC.
(Borrower)                                    (Creditor)


By /s/ James M. Rallo                         By /s/ James M. Rallo
  ------------------------------                --------------------------------
Name James M. Rallo                           Name James M. Rallo
    ----------------------------                  ------------------------------

Title President                               Title President
     ---------------------------                   -----------------------------

SCHEDULE "A"

Payee's Name:                                        Amount:
-------------                                        -------
American Stone Industries, Inc.                   $2,283,479.00

SCHEDULE "B"

Exceptions

NONE.

                                   DOLLAR BANK
                               SECURITY AGREEMENT
                  RECEIVABLES AND/OR INVENTORY AND/OR EQUIPMENT

THIS AGREEMENT, dated as of the Date of Agreement set forth below, entered into by and between DOLLAR BANK, FEDERAL SAVINGS BANK ("Bank"), the office of which for purposes hereof is set forth below, and the borrower (the "Borrower") identified below.

In consideration of any loan made or to be made by Bank to Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    DEFINITIONS

When used herein, the terms set forth below shall be defined as follows:

1.1. "Date of Agreement" is: February 16, 2001.

1.2. "Borrower" means American Stone Corporation, a Delaware corporation.

1.3. "Borrower's Address" is: 8705 Quarry Road, Amherst, Ohio 44001.

1.4. "Bank's Address" is: 1301 East Ninth Street, Cleveland, Ohio 44114

1.5. "Accounts Receivable" shall mean any "account," as such term is defined in
Section 9-106 of the UCC, now or hereafter owned by the Borrower, and shall also mean and include any right of the Borrower to payment for goods sold or leased or for services rendered which the Borrower may now have or hereafter acquire, whether or not such right has been earned by performance, including, without limitation, all accounts, accounts receivable, book debts, instruments and chattel paper, notes, drafts, acceptances, bills of exchange, health insurance receivables, letters of credit, payments under leases of Equipment, sale of Inventory or Contracts and other forms of obligations now or hereafter received by or belonging or owing to the Borrower for goods sold or leased and/or services rendered by the Borrower or from any other transaction, whether or not the same involves the sale of goods or services by the Borrower (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC), and all of the Borrower's rights in, to and under all purchase orders, receipts, instruments, and other documents or instruments now or hereafter received by it evidencing obligations for and representing payment for goods sold or leased and/or services rendered, and all of the Borrower's rights to goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to the Borrower under all contracts for the sale or lease of goods and/or the performance of services by it (whether or not yet earned by performance on the part of the Borrower or in connection with any other transaction), now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

1.6. "Chattel Paper": shall mean any "chattel paper", as such term is defined in
Section 9-105(1)(b) of the UCC, including but not limited to electronic chattel papers, now owned or hereafter acquired by the Borrower.

1.7. "Contracts" shall be the collective reference to all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account Receivable, any agreement relating to the terms of payment or the terms of performance thereof, in each case as the same may from time to time be amended or supplemented.

1.8. "Copyright License" shall mean any written agreement granting any right in any copyright, copyrightable work or copyright registration, as the same may from time to time be amended or supplemented.

1.9. "Copyrights" shall mean all of the following now owned or hereafter acquired by the Borrower: (i) all copyrights and copyrightable works now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof, and (ii) all renewals thereof.

1.10. "Documents" shall mean all "documents", as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by the Borrower.

1.11. "Equipment" shall mean any "equipment", as such term is defined in Section 9-109(2) of the UCC, now or hereafter owned by the Borrower and shall also mean and include all machinery, equipment, furnishings and fixtures now owned or hereafter acquired by the Borrower, including, without limitation, all items of machinery and equipment of any kind, nature, and description, whether affixed to real property or not, as well as trucks and vehicles of every description, trailers, handling and delivery equipment, computers and related equipment, communication equipment, office equipment of every type, fixtures and office furniture, as well as all additions to, substitutions for, replacements of or accessions to any of the items recited as aforesaid and all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof; without limiting the foregoing, the term Equipment shall include all Equipment listed on any schedule attached hereto.

1.12. "Escrow Collateral" shall mean amounts placed into escrow by, or for the benefit of, any Assignor or to which any Assignor retains any interest whatsoever, contingent or otherwise, together with any investments made with such funds and all earnings and proceeds thereof.

1.13. "Instruments" shall mean any "instrument", as such term is defined in
Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by the Borrower, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

1.14. "Intangible Assets" shall mean any "general intangibles", as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Borrower and, in any event, shall include, without limitation, all right, title and interest which the Borrower may now or hereafter have in or under all permits, franchises, authorizations, licenses and similar rights issued to or for the benefit of the Borrower by any governmental authority or other person, and all Contracts, customer lists, deposit accounts, commercial tort claims, investment property, payment intangibles, Trademarks, Patents, rights in intellectual property, Licenses, Copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill and rights of indemnification, now owned or hereafter acquired by the Borrower.

1.15. "Inventory" shall mean any "inventory", as such term is defined in Section 9-109(4) of the UCC, now or hereafter owned by the Borrower, and shall also mean and include all inventory, wherever located, now owned or hereafter acquired by the Borrower or in which the Borrower now have or hereafter may acquire any right, title or interest, including, without limitation, all goods and other personal property now or hereafter owned by the Borrower which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process, finished goods or materials used or consumed or to be used or consumed in the Borrower's business, or in the manufacturing, assembly, processing, packaging, storage, display or shipping of the same; without limiting the foregoing, the term Inventory shall include all Inventory listed on any schedule attached hereto.

1.16. "License" shall mean any Patent License, Trademark License, Copyright License or other license as to which the Bank has been granted a security interest hereunder, as the same may from time to time be amended or supplemented.

1.17. "Motor Vehicles" shall mean any and all motor vehicles, including cars, trucks, passenger vehicles, trailers and similar vehicles subject to applicable laws regarding registration and titling whether now owned or hereafter acquired.

1.18. "Patent License" shall mean any written agreement granting any right to practice any invention on which a Patent is in existence, as the same may from time to time be amended or supplemented.

1.19. "Patents" shall mean all of the following now or hereafter owned by the
Borrower: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

1.20. "Proceeds" shall mean "proceeds", as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of the Borrower against third parties (A) for past, present or future infringement of any Copyright, Copyright License, Patent or Patent License or (B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

1.21. "Receivables" means all Accounts Receivable, Contract Rights, Instruments, Documents, Chattel Paper, Intangible Assets (including, without limitation, choses in action, tax refunds, and insurance proceeds); any other obligations or indebtedness owed to Borrower from whatever source arising; all rights of Borrower to receive any payments in money or kind; all guarantees of Receivables and security therefor; all cash or non-cash proceeds of all of the foregoing; all of the right, title and interest of Borrower in and with respect to the goods, services or other property which gave rise to or which secure any of the Receivables and insurance policies and proceeds relating thereto, and all of the rights of Borrower as an unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all of the foregoing, whether now existing or hereafter created or acquired.

1.22. "Trademark License" shall mean any written agreement granting any right to use any Trademark or Trademark registration, as the same may from time to time be amended or supplemented.

1.23. "Trademarks" shall mean all of the following now owned or hereafter acquired by the Borrower: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith (other than "intent to use" applications until a verified statement of use is filed with respect to such applications), including, without limitation, registrations, recordings and applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

1.24. "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Bank's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

1.25. "Collateral" means all of the following of the Borrower:

      1.25.1. all Contracts and Licenses (including, without limitation, (A) all monies due and claims for money due or to become due under any Contract or License, (B) any damages arising out of or for breach or default in respect of any such Contract or License and (C) all other amounts from time to time paid or payable under or in connection with any such Contract or License);

      1.25.2. all Accounts Receivable and Chattel Paper (including, without limitation, (A) all monies due and claims for money due or to become due under any Accounts Receivable or Chattel Paper, (B) any damages arising out of or for breach or default in respect of any such Accounts Receivable or Chattel Paper and (C) all other amounts from time to time paid or payable under or in connection with any such Accounts Receivable or Chattel Paper);

      1.25.3. all Documents;

      1.25.4. all Instruments;

      1.25.5. all Inventory;

      1.25.6. all Equipment;

      1.25.7. the Escrow Collateral;

      1.25.8. all Intangible Assets;

      1.25.9. all Motor Vehicles;

      1.25.10. all other goods and personal property of the Borrower, whether tangible or intangible or whether now owned or hereafter acquired by the Borrower and wherever located; and to the extent not otherwise included, all Proceeds and products of any or all of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing. Notwithstanding the foregoing, the defined term "Collateral" does not include any deposit accounts of Borrower with respect to which the Bank has a right of set-off pursuant to paragraph 7.3. hereof.

1.26. "Event of Default" means each and every event specified in Section 6. of this Agreement.

1.27. "Obligations" means all indebtedness, obligations and liabilities of Borrower to Bank of every kind and description direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment or otherwise, and all interest, taxes, fees, charges, expenses and attorneys' fees chargeable to Borrower or incurred by Bank under this Agreement, or any other document or instrument delivered in connection herewith, and further including, without limitation, all obligations of Borrower to Bank pursuant to the Loan Agreement dated as of the date hereof by and between the Borrower and the Bank, the Notes executed in connection therewith, and each of the Related Documents executed in connection therewith (each as defined in such Loan Agreement).

2.    REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Bank, and such representations and warranties shall be continuing representations and warranties so long as any Obligations shall remain outstanding, as follows:

2.1. The Borrower is a corporation which has been duly organized, is validly existing and in full force and effect under the laws of the State of Ohio. The Borrower is duly qualified to transact business or own real property in each other jurisdiction in which such qualification is required under the laws of such jurisdiction. Borrower has the power and authority to own the Collateral, to enter into and perform this Agreement, and any document or instrument delivered in connection herewith and to incur the Obligations.

2.2. Borrower utilizes no tradenames in the conduct of its business, except as set forth in Section 10. of this Agreement; has not changed its name, been the surviving entity in a merger, acquired any business; or (if Receivables are included as Collateral), changed the location of its chief place of business or chief executive office or the location of the records with respect to Receivables or the location of any returns of inventory, or (if inventory is included as Collateral), the location of any of the inventory, or (if Equipment is included as Collateral), the location of the Equipment; except as set forth in Section 10. hereof.

2.3. The execution, delivery, and performance of this Agreement and any other document or instrument delivered in connection herewith will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral (immediately, with the passage of time, or with the giving of notice and the passage of time) except for the liens and encumbrances created hereunder.

2.4. This Agreement and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby have been duly authorized, and/or executed and delivered, as appropriate; and this Agreement and such other documents and instruments constitute valid and legally binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

2.5. Borrower is the owner of the Collateral free and clear of all security interests, encumbrances or liens, except liens which arise by operation of law with respect to obligations of Borrower which are not yet due and payable and except as may be specifically set forth in Section 10. hereof; and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming an interest therein.

2.6. Borrower has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.

2.7. No representation, warranty or statement by Borrower contained herein or in any certificate or other document furnished or to be furnished by Borrower pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading.

3.    SPECIFIC REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO
      COLLATERAL

With respect to the Collateral, Borrower hereby represents and warrants and covenants with Bank, as follows:

3.1. With respect to Inventory:

      3.1.1. All Inventory is in possession of Borrower at Borrower's Address and all records of Borrower pertaining thereto are kept at Borrower's Address except as set forth in Section 10. hereof, and Borrower shall notify Bank, no later than thirty (30) days prior to any change of any location where the Inventory is or may be kept.

      3.1.2. Borrower shall not sell, lease or otherwise transfer any interest in the Inventory except that Borrower may, until an Event of Default occurs, hold, process, sell, use or consume Inventory in the ordinary course of Borrower's business, excluding, however, any sale or transfer made in partial or total satisfaction of a debt;

      3.1.3. Borrower shall keep current stock, cost and sales records of the Inventory, accurately itemizing and describing the types and quantities of Inventory, and the cost and selling price thereof and all books, records and documents relating to the Inventory are and will be genuine, complete and correct;

      3.1.4. None of the Inventory is, or at any time or times hereafter will be, stored with a bailee, without prior written consent of Bank; and

      3.1.5. Borrower shall, at Bank's request, deliver to Bank any and all evidence of ownership of, certificates of title to, or other documents evidencing any interest in, any and all of the Inventory.

3.2. With respect to Equipment:

      3.2.1. Place of business include(s): 8705 Quarry Road, Amherst, Lorain County, Ohio ; Birmingham Quarry, Erie County, Ohio. (Address of other places of business of Borrower and of the location of Equipment other than at Borrower's Address; owner and description of all leased premises); the Equipment is in the possession of Borrower at Borrower's Address or at the location(s) set forth in Section 10. hereof and that said location(s) if not owned by Borrower, are leased by Borrower as set forth in Section 10.; if Equipment is or shall be affixed to any real estate, including any buildings owned or leased by Borrower or used by Borrower in the operation of its business, Borrower shall provide Bank with disclaimers and waivers necessary to make the security interest in the Equipment valid against Borrower and other persons holding an interest in such real estate;

      3.2.2. Borrower shall keep and maintain all Equipment in good operating condition and repair, make all necessary repairs thereto and replacement of parts thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved, and Borrower shall keep complete and accurate books and records with respect to Equipment, including maintenance records;

      3.2.3. Borrower shall deliver to Bank any and all evidence of ownership of, and certificates of title to, any and all of the Equipment;

      3.2.4. Borrower shall not, without the prior written consent of Bank, sell, offer to sell, lease or in any other manner dispose of any Equipment; and

      3.2.5. Borrower shall notify Bank no later than thirty (30) days prior to any changes of any location where the Equipment is or may be kept.

3.3 With respect to Receivables:

      3.3.1. The address of the chief executive office and chief place of business of Borrower is Borrower's Address and Borrower has no other places of business except as set forth above or in Section 10. hereof. All records pertaining to the Receivables (including computer records) and all returns of inventory are kept at Borrower's Address, except as set forth in Section 10. hereof; and Borrower will notify Bank, no later than thirty
      (30) days prior to any change in address of the chief executive office or chief place of business of Borrower or of the change of the location where records pertaining to Receivables or returns of inventory are kept;

      3.3.2. All books, records, and documents relating to any of the Receivables (including computer records) are and will be genuine and in all respects what they purport to be; and the amount of such Receivables shown on the books and records of Borrower is and will be the correct amount actually owing or to be owing at maturity of such Receivables;

      3.3.3. Until Bank directs otherwise, Borrower shall collect the Receivables, subject to the direction and control of Bank at all times. Any proceeds of Receivables collected by Borrower shall not be commingled with other funds of Borrower and shall, upon the request of Bank be immediately delivered to Bank in the form received, except for necessary endorsements to permit collection; Bank may in its sole discretion, allow Borrower to use such funds to such extent and for such periods, if any, as Bank elects;

      3.3.4. Borrower shall notify Bank if any Receivables arise out of contracts with the United States or any department, agency or instrumentality thereof, and Borrower shall execute any instruments and take any steps to perfect the assignment of the rights of Borrower to Bank as required under the Federal Assignment of Claims Act or any similar act or regulation; and

      3.3.5 Borrower shall provide Bank, at its request, from time to time with: confirmatory assignment schedules; copies of all invoices relating to the Receivables; evidence of shipment or delivery of inventory; and, such further information and/or schedules as Bank may reasonably require, all in a form satisfactory to Bank.

4.    GRANT OF SECURITY INTEREST

      To secure the payment and performance of the Obligations, Borrower hereby pledges, assigns and transfers to Bank, and grants to Bank a continuing security interest in and to all of the Collateral.

5.    GENERAL COVENANTS

      5.1. Borrower covenants and agrees that so long as any Obligations remain outstanding, the Borrower shall not mortgage, pledge, grant or permit to exist a security interest in, or lien or encumbrance upon any of the Collateral except in favor of Bank and except as otherwise permitted under the Loan Agreement.

5.2. Borrower shall:

      5.2.1 Furnish Bank:

      (i) Within 15 days after the end of each calendar month an aged analysis of all outstanding Receivables in form and substance satisfactory to Bank and information concerning quantities, costs and fair market value with respect to Inventory and/or Equipment, applicable; and

      (ii) Promptly and in form satisfactory to Bank, such other information as Bank may reasonably request from time to time.

      5.2.2. Maintain casualty insurance coverage on the Collateral in such amounts and of such types as may be requested by Bank, and in any event, as are ordinarily carried by similar businesses; and in the case of all policies insuring property in which Bank shall have a security interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall be payable to Borrower and Bank, as their respective interests may appear. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Bank; and such policies shall contain provisions that no such insurance may be cancelled or decreased without ten (10) days prior written notice to Bank; and in the event of acquisition of additional insurable Collateral, Borrower shall cause such insurance coverage to be increased or amended in such manner and such extent as prudent business judgment would dictate. If Borrower shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Bank may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Bank's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium therefor, without waiving an Event of Default by Borrower, and any sums so disbursed by Bank shall be additional Obligations of Borrower to Bank payable on demand. Bank shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Borrower hereunder and Borrower hereby appoints Bank as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Borrower or Bank or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Borrower, but for this appointment, might or could perform;

      5.2.3. Permit Bank, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Borrower with respect thereto at all reasonable times and upon reasonable notice;

      5.2.4. Promptly notify Bank of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under this Agreement, and promptly inform Bank of any events or change in the financial condition of Borrower occurring since the date of the last financial statement of Borrower delivered to Bank, which individually or cumulatively when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Borrower;

      5.2.5. Maintain in good standing its existence as a corporation in its jurisdiction of incorporation and its qualification to do business in those jurisdictions where Borrower is required to be qualified;

      5.2.6. If Borrower shall now or hereafter maintain an employee benefit plan covered by Section 4021(a) of the Employee Retirement Income Security Act of 1974 (hereinafter referred to as "ERISA") relating to plan termination insurance, it shall promptly: (a) notify Bank of filing of notice with the Pension Benefit Guaranty Corporation ("PBGC") pursuant to
      Section 4042 of ERISA that the plan is to be terminated; and (b) notify Bank of the institution of proceedings by the PBGC under Section 4042 of ERISA;

      5.2.7. Pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to its ownership or use of any of the Collateral and submit to Bank proof satisfactory to Bank that such payments and/or deposits have been made; and

      5.2.8. At any time and from time to time upon request of Bank, execute and deliver to Bank, in form and substance satisfactory to Bank, such documents as Bank shall deem necessary or desirable to perfect or maintain perfected the security interest of Bank in the Collateral or which may be necessary to comply with the provisions of the law of the State of Ohio or the law of any other jurisdiction in which Borrower may then be conducting business or in which any of the Collateral may be located.

6.    EVENTS OF DEFAULT AND ACCELERATION

6.1. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

      6.1.1. Default in the payment of any principal, interest or other charges in respect to any of the Obligations within 5 days of its due date;

      6.1.2. Default in the observance or performance of any covenant or agreement of any Borrower herein set forth or set forth in any agreement, note, or instrument heretofore, now or hereafter executed by the Borrower in favor of Bank which default is not remedied within twenty (20) days after notice thereof from the Bank;

      6.1.3. Any representation, warranty, certificate, schedule or other information made or furnished by any Borrower to Bank herein or pursuant hereto is or shall be untrue or materially misleading;

      6.1.4. Loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage or for which in the opinion of Bank there is insufficient insurance coverage, or the making of any levy, seizure or attachment upon the Collateral;

      6.1.5. Borrower or any guarantor of the Loan (1) applies for or consents to the appointment of a receiver, trustee, or liquidator for itself, or of all or a substantial or material part of its assets, (2) is unable, or admits in writing its inability to pay its debts as they fall due, (3) makes a general assignment for the benefit of creditors, (4) is adjudicated a bankrupt or insolvent, (5) files a voluntary petition in bankruptcy or a petition or any answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, (6) files any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, (7) takes any action for the purpose of effecting any of the foregoing, (8) has an order, judgment, or decree entered against it by any court of competent jurisdiction approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator for it or of all or a substantial or material part of its assets or (9) has a petition filed against Borrower or any such guarantor in bankruptcy or seeking reorganization or an arrangement with creditors or under any other insolvency law which shall continue undismissed for a period of more than thirty (30) consecutive days;

      6.1.6. Any proceeding is filed or commenced by or against any Borrower or any guarantor of any of the Obligations for dissolution or liquidation; or any Borrower or any guarantor dies (if an individual) or voluntarily or involuntarily terminates or dissolves or is terminated or dissolved; or

      6.1.7. Bank reasonably deems itself insecure.

6.2. If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, or demand, of any kind, all of which are hereby expressly waived by Borrower.

7.    RIGHTS AND REMEDIES

Bank shall have, by way of example and not of limitation, the rights and remedies set forth in Paragraph 7.1.(i) through (v), inclusive, and 7.3. at all times prior to and/or after the occurrence of an Event of Default and shall have all of the rights and remedies enumerated herein after the occurrence of an Event of Default.

7.1. Bank, and any officer or agent of Bank is hereby constituted and appointed as true and lawful attorney-in-fact of Borrower with power: (i) if Receivables are part of the Collateral, to notify or require Borrower to notify any and all account debtors and parties against which Borrower has a claim that the Receivables have been assigned to Bank and/or that Bank has a security interest therein and that all payments should be made to Bank; (ii) to endorse the name of Borrower upon any instruments of payment (including payments made under any policy of insurance) that may come into possession of Bank in full or part payment of any amount owing to Bank; (iii) to sign and endorse the name of Borrower upon invoice, freight or express bill, bill of lading, storage or warehouse receipt, drafts against account debtors or other obligors and if Receivables are a part of Collateral, to sign and endorse the name of Borrower on any assignments, verifications and notices in connection with Receivables, and any instrument or document relating thereto or to rights of Borrower therein; (iv) to notify the post office authorities to change the address for delivery of mail of Borrower to an address designated by Bank and to receive, open and dispose of all mail addressed to Borrower; (v) and, if Receivables are a part of the Collateral, to send requests for verification to account debtors or other obligors; (vi) to sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Borrower or in its own name, or make any other disposition of Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations; granting to Bank, as the attorney-in-fact of Borrower, full power of substitution and full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither Bank nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding.

7.2. Bank shall have the right to enter and/or remain upon the premises of Borrower without any obligation to pay rent to Borrower or others, or any other place or places where any of the Collateral is located and kept and; (i) remove Collateral therefrom to the premises of Bank or any agent of Bank, for such time as Bank may desire, in order to maintain, collect, sell and/or liquidate the Collateral, or (ii) use such premises, together with materials, supplies, books and records of Borrower, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating or collecting. Bank may require Borrower to assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties.

7.3. To the extent permitted under applicable law, Bank shall have the right to set-off, without notice to Borrower, any and all deposits or other sums at any time or times credited by or due from Bank to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligations at any time if Borrower is primary obligor with respect to such Obligations, or at or after the maturity of Obligations if Borrower is secondary obligor.

7.4. Bank shall have, in addition to any other rights and remedies contained in this Agreement, and any other agreements, guarantees, notices, instruments and documents heretofore, now or at any time or times hereafter executed by Borrower and delivered to Bank, all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Ohio, as of the Date of Agreement, all of which rights and remedies shall be cumulative, and non exclusive, to the extent permitted by law.

7.5. Any notice required to be given by Bank of a sale or other disposition or other intended action by Bank with respect to any of the Collateral, or otherwise, made in accordance with the terms of this Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. In the event that any of the Collateral is used in conjunction with any real estate, the sale of the Collateral in conjunction with and as one parcel with any such real estate of Borrower, shall be deemed to be a commercially reasonable manner of sale. The net proceeds realized by Bank upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like and reasonable attorneys' fees and any other expenses incurred by Bank, shall be applied toward satisfaction of the Obligations hereunder. Bank shall account to Borrower for any surplus realized upon such sale or other disposition and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Bank in the Collateral until the Obligations hereunder or any judgment therefor are fully paid.

8.    GENERAL PROVISIONS

8.1. The failure of Bank at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Borrower and delivered to Bank shall not waive, affect or diminish any right of Bank at any time or times thereafter to demand strict performance thereof; and, no rights of Bank hereunder shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

8.2. Any notice or demand to be given hereunder shall be duly given if delivered or mailed to Borrower's address or Bank's address or such other address as the parties may designate in writing for the receipt of notices, and shall be deemed given upon delivery if hand delivered and, if mailed, shall be deemed given two
(2) business days after deposit with postage paid in an official depository maintained by the United States Postal Service for the collection of mail.

8.3. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.

8.4. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, furthermore, the entirety of this Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

8.5. In the event Bank seeks to take possession of any or all of the Collateral by court process, Borrower hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto.

8.6. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Bank and Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligations hereunder without the prior written consent of Bank.

8.7. This Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Ohio and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state; in the event that the Bank brings any action hereunder in any court of record of the State of Ohio or the Federal Government, Borrower consents to and confers, personal jurisdiction over Borrower by such court or courts and agrees that service of process may be made upon Borrower by mailing a copy of the summons to Borrower at Borrower's Address; and in any action hereunder Borrower waives the right to demand a trial by jury.

8.8. If, prior hereto and/or at any time or times hereafter, Bank shall employ counsel in connection with the execution and consummation of the transactions contemplated by this Agreement or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement, the Collateral or any other agreement, guaranty, note, instrument or document heretofore, now or at any time or times hereafter executed by Borrower and delivered to Bank, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Bank hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral.

8.9. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

8.10. Each reference herein to Bank shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof. The term "Borrower" as used herein shall, if this Agreement is signed by more than one Borrower, mean, unless this Agreement otherwise provides or unless the context otherwise requires, the "Borrower and each of them" and each and every representation, promise, agreement and undertaking shall be joint and several, except that the granting of the security interest, right of set-off and lien shall be by each Borrower in its several respective property. In the event that there is more than one Borrower, any loan which is secured by this Agreement, shall be deemed to be made at the request of and for the benefit of each Borrower.

8.11. The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

9.    ASSIGNMENT BY BANK

Bank may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations and/or the Collateral shall have the right to enforce this Agreement, be legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Bank shall have an unimpaired right to enforce this Agreement for its benefit to that portion of the Obligations of Borrower as Bank has not sold, assigned, transferred or otherwise disposed of.

10.   ADDITIONAL INFORMATION

Information, if any, required to be set forth herein by paragraphs 2.2., 2.5., 3.1.1., 3.2.1. and/or 3.3.1. hereof, as applicable, shall be inserted in the following spaces:

2.2. (Borrower's tradenames, prior names, predecessors in merger, businesses acquired and/or other locations):

CLEVELAND QUARRIES

2.5. (Borrower's other security interests, encumbrances and liens):

EXISTING LEASES AND/OR EQUIPMENT LOANS:

3.1.1. (Location of Inventory or records with respect thereto, other than at Borrower's Address):

BIRMINGHAM ADDRESS:

3.2.1. (Address of other places of business of Borrower and of the location of Equipment other than at Borrower's Address and owner description of all leased premises):

BIRMINGHAM ADDRESS:

3.3.1. (Address of other place(s) of business of Borrower and place(s) where records (including computer records) with respect to Receivables or returns of Inventory are kept other than Borrower's Address):

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT ON THE DATE WRITTEN ABOVE, INTENDING TO BE LEGALLY BOUND.

                                        DOLLAR BANK, FEDERAL SAVINGS BANK

                                        By: /s/ Lawrence Allen
                                           -------------------------------------
                                        Name: Lawrence Allen
                                             -----------------------------------

                                        Title: Assistant Vice President
                                              ----------------------------------


                                        AMERICAN STONE CORPORATION

                                        By: /s/ James M. Rallo
                                           -------------------------------------

                                        Name: James M. Rallo
                                             -----------------------------------

                                        Title: President
                                              ----------------------------------

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

           (Total Principal Indebtedness Not to Exceed $1,400,000.00)

            THIS MORTGAGE (hereinafter referred to as "Mortgage") made this 16th day of February, 2001, between AMERICAN STONE CORPORATION, having an address of 8705 Quarry Road, Amherst, Ohio 44001 (hereinafter [jointly and severally] referred to as the "Mortgagor"), and DOLLAR BANK, FEDERAL SAVINGS BANK, with offices at 1301 East Ninth Street, Cleveland, Ohio 44114 (hereinafter referred to as "Mortgagee").

                                R E C I T A L S:

            A. Mortgagor has requested, and Mortgagee has extended, a loan in the aggregate principal amount of One Million Four Hundred Thousand and 00/100 Dollars ($1,400,000.00) to Mortgagor (hereinafter referred to as the "Loan").

B. The Loan is evidenced by two notes of even date herewith in the principal amounts of $900,000.00 (the "Term Loan Note") and $500,000.00 (the "Line of Credit Note"). The Term Note and the Line of Credit Note, together with any and all amendments, modifications, renewals, extensions, replacements, restatements, and refinancings thereof are hereinafter collectively referred to as the "Notes".

C. The Loan has been guaranteed by American Stone Industries, Inc. (the "Guarantor") pursuant to a Guaranty Agreement With Warrant To Confess Judgment of even date herewith (the "Guaranty").

            D. Mortgagor, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and as security for: (1) the payment, performance and observance by Mortgagor of Mortgagor's obligations in connection with the Loan, including but not limited to principal, interest, late charges and other obligations under the Notes; (2) the payment by Mortgagor to Mortgagee of all sums incurred, expended or advanced by Mortgagee pursuant to any provision of this Mortgage; and (3) the payment, performance and observance by Mortgagor of each and every other covenant, condition and obligation contained in this Mortgage or referred to herein, or incurred in connection herewith (collectively, the "Indebtedness"), Mortgagor grants, conveys, and mortgages unto Mortgagee all that certain real estate and improvements thereon erected situate in the Township of Florence, County of Erie and State of Ohio, and more particularly described on Exhibit "A", attached hereto and made a part hereof.

            TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired in:

            (1) all buildings and other improvements erected or hereafter erected thereon; and

            (2) all fixtures, now or at any time hereafter installed in, attached to or a part of the above described real estate or any buildings and improvements now or hereafter erected thereon and all replacements thereof and proceeds thereof; and

            (3) any and all tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereby mortgaged or intended so to be, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses, and all easements and covenants now existing or hereafter created for the benefit of Mortgagor or any subsequent owner or tenant of the mortgaged real estate over ground adjoining the mortgaged real estate and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issue and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Mortgagor in and to the real estate or any part thereof; and

            (4) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

            (5) all monies due or to become due under, and all right, title and interest in, to and under, any lease or leases now or hereafter affecting the aforesaid real estate and improvements; and

            All of the above-mentioned real estate, buildings and improvements, fixtures, tenements, hereditaments and appurtenances, and other property interests are sometimes collectively referred to herein as the "Mortgaged Property".

            TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, its successors and assigns to its own use forever.

            PROVIDED ALWAYS, and this instrument is upon the express condition that, if Mortgagor causes to be paid to Mortgagee all sums payable by Mortgagor to Mortgagee in accordance with the provisions of each of the Notes and this Mortgage, at the times and in the manner specified, without deduction, fraud, or delay, and Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in each of the Notes and this Mortgage, then this Mortgage and the estate hereby granted shall cease and become void.

            MORTGAGOR REPRESENTS, COVENANTS AND WARRANTS to and with Mortgagee that until the Indebtedness secured hereby is fully repaid:

            1. Warranty of Title. Mortgagor generally warrants title to the Mortgaged Property. Further, Mortgagor warrants that the lien of this Mortgage is second only to unpaid real property taxes not yet due and payable.

            2. Payment and Performance. Mortgagor shall pay to Mortgagee, in accordance with the terms of each of the Notes, this Mortgage, or any other instrument evidencing the Indebtedness, all Indebtedness secured hereby and shall cause performance and compliance with all the agreements, conditions, covenants, provisions and stipulations of each of the Notes, this Mortgage and any other instrument evidencing or securing the Indebtedness.

            3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained all buildings and improvements now or at any time hereafter erected on the Mortgaged Property and the sidewalks and curbs abutting them, in good order and condition, and will make or cause to be made, as and when necessary for such purpose, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen. Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not remove or demolish, or alter the structural character of any building erected at any time on the Mortgaged Property, without the prior written consent of Mortgagee; and shall not permit the Mortgaged Property to become vacant or unguarded. Mortgagor shall not permit any lien or claim to be filed against Mortgagor's interest in the Mortgaged Property, or any part thereof.

            4. Insurance.

                  (a) Mortgagor shall keep the Mortgaged Property continuously insured, in an amount of not less than the cost to replace the Mortgaged Property or an amount not less than one hundred percent (100%) of the full insurable value of the Mortgaged Property, whichever is greater, against loss or damage by fire, with extended coverage and against other hazards as Mortgagee may reasonably require, with an insurance company or companies satisfactory to Mortgagee, and in such total amounts (other than the foregoing fire and extended coverage insurance) as Mortgagee may require from time to time. All polices, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form satisfactory to Mortgagee, shall be maintained in full force and effect, shall be assigned to Mortgagee, with premiums prepaid (or subject to a payment plan for the payment of premium over the term of the policy), as collateral security for payment of the Indebtedness secured hereby, shall be endorsed with a standard mortgagee clause in favor of Mortgagee as its interest may appear, not subject to contribution and shall provide for at least thirty (30) days notice of cancellation to Mortgagee. Mortgagee's name and address on any policy or policies of insurance shall appear as: "Dollar Bank, Federal Savings Bank, P.O. Box 6837, Cleveland, Ohio 44101-1837."

                  (b) If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or unavailable by Mortgagor's breach of any condition thereof, or if there is the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason in the reasonable opinion of Mortgagee the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Property, satisfactory to Mortgagee. In the event that Mortgagor fails or refuses to place such new insurance on the Mortgaged Property, or fails or refuses to place such new insurance on the Mortgaged Property which is satisfactory to Mortgagee, then Mortgagee may obtain such insurance as Mortgagee deems necessary to satisfy the terms and conditions of this Mortgage. In such event, the cost of such insurance plus a reasonable amount to reimburse Mortgagee for its administrative expenses in obtaining such insurance, shall be immediately paid to Mortgagee by Mortgagor. In the event that such costs and expenses are not immediately paid to Mortgagee by Mortgagor, then the amount of such costs and expenses shall be added to the outstanding principal balance of the Indebtedness hereby secured, shall accrue interest thereon at the then highest effective rate set forth in any of the Notes and shall be secured by this Mortgage.

                  (c) All renewal policies, with premiums paid (or subject to a payment plan for the payment of premium over the term of the policy), shall be delivered to Mortgagee at least fifteen (15) days before expiration of the old policies.

                  (d) In the event of loss, Mortgagor will give immediate notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. Mortgagee shall have the right to retain and apply the proceeds of any such insurance, at its election, to reduction of the Indebtedness secured hereby, or to restoration or repair of the property damaged. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Mortgagee.

                  (e) Mortgagor shall also maintain comprehensive general liability insurance in an amount of not less than One Million Dollars ($1,000,000), worker's compensation insurance, including employer's liability insurance, in amounts and form as directed by applicable state laws and regulations, and comprehensive automobile liability insurance. Mortgagor shall provide evidence of such liability insurance policies to Mortgagee and such policies shall name Mortgagee as Certificate Holder.

            5. Taxes and Other Charges. Mortgagor shall pay when due and payable and before interest or penalties are due thereon (the "Due Date"), without any deduction, defalcation or abatement, all taxes, assessments, water and sewer rents and all other charges or claims ("Impositions") which may be assessed, levied, or filed at any time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the Indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale; and Mortgagor shall produce to Mortgagee not later than the Due Date receipts for the payment thereof. Provided, however, that if Mortgagor shall have deposited with Mortgagee before the due date thereof sums sufficient to pay any such taxes, assessments, water and sewer rents, charges or claims following a request by Mortgagee for such deposit, and an Event of Default (as defined below) has not occurred and is not continuing, they shall be paid by Mortgagee. No credit shall be claimed or allowed on the interest payable on the Indebtedness because of any taxes or other charges paid.

            6. Installments for Taxes and Other Charges. Without limiting the effect of Paragraph 5 hereof and if so requested by Mortgagee, Mortgagor shall pay to Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual real estate taxes, and upon written request of Mortgagee, Mortgagor shall pay to Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual insurance premiums, water and sewer rents, any special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time Mortgagor shall pay to Mortgagee any additional sums necessary to pay the real estate taxes, and above identified items, all as estimated by Mortgagee; the amounts so paid shall be security for the real estate taxes, and above identified items and shall be used in payment thereof if an Event of Default (as defined below) has not occurred and is not continuing. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, and no interest shall be payable thereon unless required pursuant to applicable law. If, pursuant to any provision of this Mortgage, the Indebtedness becomes due and payable, Mortgagee shall have the right, at its election to apply any amount so held against the entire Indebtedness secured hereby. At Mortgagee's option, Mortgagee from time to time may waive, and after any such waiver may reinstate, the provisions of this paragraph requiring the monthly payments.

            7. Partnership or Corporate Existence - Taxes. If Mortgagor or any successor or grantee of Mortgagor is a partnership, whether general or limited, or a corporation, it shall keep in full effect its valid existence and rights as a partnership or a corporation, as the case may be, under the laws of the state of its formation or incorporation and its right to own property and transact business in the state in which the Mortgaged Property is situated during the entire time that it has any ownership interest in the Mortgaged Property. For all periods during which title to the Mortgaged Property or any part thereof shall be held by a corporation, association or partnership subject to corporate taxes or taxes similar to corporate taxes, Mortgagor shall file returns for such taxes with the proper authorities, bureaus or departments and it shall pay, when due and payable and before interest or penalties are due thereon, all taxes owing by Mortgagor to the United States, to such state of incorporation and to the state in which the Mortgaged Property is situated and any political subdivision thereof. Mortgagor shall produce to Mortgagee receipts showing payment of any and all such taxes, charges or assessments prior to the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges, and within ten (10) days of receipt thereof all settlements, notices of deficiency or overassessment and any other notices pertaining to Mortgagor's tax liability, which may be issued by the United States, such state of incorporation, the state in which the Mortgaged Property is situated and any political subdivision thereof.

            8. Regulated Materials. Mortgagor covenants and represents (1) that Mortgagor will not cause or permit the Mortgaged Property to contain, and that the Mortgaged Property does not contain (a) asbestos in any form; (b) urea formaldehyde foam insulation; (c) transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million; or (d) any other chemical, material, air pollutant, toxic pollutant, waste, or substance that is (i) regulated as toxic or hazardous or exposure to which is prohibited, limited or regulated by the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, and the Clean Water Act, or any amendment thereto, or any other federal, state, county, regional, local, or other governmental statute, regulation, or authority, or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Mortgaged Property or the owners of property adjacent to the Mortgaged Property and is either (ii) present in amounts in excess of that permitted or deemed safe under applicable law or (iii) handled, stored or otherwise used in any way that is prohibited or deemed unsafe under applicable law. (The substances described in (a), (b), (c) or (d) above are referred to collectively herein as "Regulated Materials"); (2) that the Mortgaged Property does not contain any underground or above ground storage tanks; (3) that the Mortgaged Property is not now being used nor has the Mortgaged Property ever been used for any activities involving, directly or indirectly, the use, generation, treatment, storage, transportation, or disposal of any Regulated Materials; (4) that neither the Mortgaged Property nor Mortgagor is subject to any existing, pending, or threatened investigation or inquiry by any governmental authority, or any remedial obligations under any applicable laws, rules, or regulations pertaining to health or the environment;
(5) that Mortgagor shall not permit any environmental liens, whether federal, state or local in nature, to be placed on or against the Mortgaged Property; and
(6) that Mortgagor is not subject to any environmental liens or enforcement orders by any competent authority for any activity or concerning any property located off-site from the Mortgaged Property that would impair Mortgagor from performing any of Mortgagor's obligations under any of the Notes or hereunder.

            Mortgagor shall not install, store, use, treat, transport, or dispose (or knowingly permit or acquiesce in the installation, storage, use, treatment, transportation or disposal by Mortgagor, its agents, employees, independent contractors or tenants) on the Mortgaged Property of any Regulated Materials. In the event of any such installation, storage, use, treatment, presence, transportation or disposal, whether previously existing or hereafter occurring, and whether by Mortgagor or any predecessor in title, or any employees, agents, contractors or third parties, and whether or not known of by Mortgagor or knowingly permitted or acquiesced in by Mortgagor, Mortgagor shall remove any such Regulated Materials (other than asbestos, which shall only be removed (i) if required to comply with this paragraph or (ii) if required by law, rule, regulation or order of competent authority), and shall comply with the regulations or orders of any competent authority, including, but not limited to, those laws and regulations dealing with disposal of Regulated Materials. If Mortgagor shall (i) fail to proceed with such removal or (ii) fail to comply with any such regulations or orders issued by any competent authority as soon as reasonably possible, and in any case within the cure period permitted under the applicable federal, state or local regulation or order, such failure shall, at Mortgagee's option, constitute an Event of Default hereunder. Nothing hereunder shall obligate Mortgagee to advance any funds hereunder for the removal of Regulated Materials or the compliance with any such regulations or orders of any governmental authority relating to Regulated Materials found on the Mortgaged Property.

            Mortgagor shall indemnify Mortgagee and hold Mortgagee, its directors, officers, employees, agents, successors and assigns harmless from and against all loss, damage, and expense (including, without limitation, attorney's fees, environmental expert's fees, and costs incurred in the investigation, defense, and settlement of claims, and for the removal of any governmental environmental liens placed against the Mortgaged Property) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee of any claim relating directly or indirectly, in whole or in part, to the use, presence, removal, release, storage, generation, disposal or manufacture of any Regulated Materials, including, but not limited to, any claims filed against Mortgagor by any third parties by reason of Mortgagor's failure concerning Regulated Materials that have been paid by Mortgagee, or relating to any activity on or off the Mortgaged Property, previously existing or hereafter occurring, and whether such activity was carried on by Mortgagor or any predecessor in title or any employees, agents, contractors or third parties, if such activity involved Regulated Materials, in whole or in part, directly or indirectly, or noncompliance with any federal, state, or local laws, rules, regulations, or orders relating thereto.

            Mortgagor shall promptly notify Mortgagee in writing of any order or pending or threatened action, investigation or inquiry by any regulatory agency or other governmental body, or any claims made by any third party, relating to Regulated Materials in, under or upon the Mortgaged Property or emanations from the Mortgaged Property, and shall promptly furnish Mortgagee with copies of any correspondence or legal pleadings in connection therewith.

            Mortgagee shall have the right to join and participate as a party in any legal proceedings or actions initiated with respect to any claims made or threatened by any third party against Mortgagor or the Mortgaged Property relating to damages, contributions, cost recovery compensation, loss or injury resulting from any Regulated Materials affecting the Mortgaged Property, and to have its reasonable attorneys' fees in connection therewith paid by Mortgagor. Further, without Mortgagee's prior written consent, Mortgagor shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims based on Regulated Materials, which settlement, consent or compromise might, in Mortgagee's judgment, impair the value of Mortgagee's security hereunder.

            In addition, Mortgagee shall have the right, but shall not be obligated, to notify any state, federal or local governmental authority of information that may come to its attention with respect to Regulated Materials in, under, upon or emanating from the Mortgaged Property, and Mortgagor irrevocably releases Mortgagee from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly, any such disclosure.

            The liability of Mortgagor to Mortgagee under the covenants of this Paragraph 8 shall survive any foreclosure of this Mortgage or any transfer of the Mortgaged Property by deed in lieu of foreclosure.

            At any time hereafter terminating only upon repayment in full of the indebtedness secured hereby (and for such purpose of repayment from proceeds of foreclosure sale shall not be deemed repayment of such indebtedness), Mortgagee may require Mortgagor to provide Mortgagee, at the expense of Mortgagor, an inspection or audit of the Mortgaged Property, prepared by a qualified consultant approved by Mortgagee, in form and substance satisfactory to Mortgagee, certifying as to the presence or absence of Regulated Materials, or to permit Mortgagee to so inspect or audit the Mortgaged Property at Mortgagor's expense, and Mortgagor hereby grants to Mortgagee, its employees, agents and independent contractors, the right to enter upon the Mortgaged Property for the purpose of conducting tests, soil borings, the installation of monitoring wells and such other tests as Mortgagee deems necessary or desirable.

            If the Mortgaged Property now or hereafter contains any material or product containing more than 0.1 percent asbestos by weight, Mortgagor shall, at Mortgagor's expense, prepare, implement, and comply with on an ongoing basis a written asbestos operations and maintenance program prepared by a qualified environmental consultant. Such program shall assure that (a) all persons are protected from any release of asbestos fibers, and (b) asbestos fibers are not distributed or released on the Mortgaged Property during maintenance, repairs, alterations or improvements. Any removal of asbestos or asbestos-containing material or any work on the Mortgaged Property affecting asbestos or asbestos containing-material shall be at Mortgagor's sole expense, and shall be accomplished in full accordance with this program, and in compliance with all federal, state and local laws, ordinances and regulations. Mortgagor shall deliver to Mortgagee a certificate executed by a certified asbestos removal contractor indicating that all asbestos has been removed and disposed of in accordance with all applicable laws, ordinances and regulations pertaining thereto. Mortgagor acknowledges that Mortgagor shall remain liable to Mortgagee under the covenants of this Paragraph 8, regardless of the removal of asbestos from the Mortgaged Property pursuant to this Paragraph 8, for the presence of asbestos prior to its removal, for the asbestos removal and disposal itself, or for any failure of Mortgagor or the contractor to remove asbestos.

            9. Security Agreement. This Mortgage is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, the "Collateral") and Mortgagor hereby grants Mortgagee a security interest in the Collateral. Without the prior written consent of Mortgagee, Mortgagor shall not create or permit to exist any other lien or security interest in any of the Collateral. If an Event of Default (as defined below) has occurred and is continuing, Mortgagee has the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Mortgage or existing under applicable law. In exercising any remedies, Mortgagee may exercise its remedies against the Collateral separately or together, and in any order, without in any way affecting the availability of its other remedies.

            10. Financing Statement. This Mortgage and security agreement is also a financing statement. Mortgagor is the debtor and Mortgagee is the secured party. The address of Mortgagee set forth at the beginning of this Mortgage is an address of the secured party from which information concerning the security interest may be obtained. The address of Mortgagor set forth at the beginning of this Mortgage is a mailing address of the debtor. The description of the Mortgaged Property includes goods which are or are to become fixtures related to the real estate described in this Mortgage. The record owner of such real estate is Mortgagor.

            11. Compliance with Laws and Regulations. Mortgagor shall comply with all requirements of board of fire underwriters or insurance companies, and all laws, ordinances, regulations and orders of all Federal, state, municipal and other governmental authorities relating to the Mortgaged Property and the use and occupancy thereof, including without limitation fair housing laws to the extent applicable.

            12. Flood Determination. Mortgagee will have a flood determination performed by an outside vendor to determine whether the Mortgaged Property is designated as being situated in a Special Flood Hazard Area ("SFHA") according to the Federal Emergency Management Agency ("FEMA"). If the Mortgaged Property or any portion of the Mortgaged Property is located in a SFHA and the community in which the Mortgaged Property is situated participates in the National Flood Insurance Program ("NFIP"), Mortgagor shall purchase and maintain flood insurance during the term of this Mortgage in an amount equal to the lesser of the aggregate balance of the Notes or the maximum amount available under the NFIP. If the Mortgaged Property is not located in a SFHA, if the community does not participate in the NFIP or if the aggregate balance of the Notes is greater than the maximum amount available under the NFIP, Mortgagee, at its sole discretion, may require that Mortgagor purchase and maintain such flood insurance.

            13. Inspection. Mortgagee and any persons authorized by Mortgagee shall have the right at any time during business hours, upon reasonable notice to Mortgagor, to enter the Mortgaged Property to inspect and photograph its condition and state of repair and for the purpose of testing materials and substances in and about the Mortgaged Property, including soils, for the presence of Regulated Materials or waste therefrom.

            14. Declaration of No Set-Off. Within ten (10) days after requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, in writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and by prior liens, if any, and whether there are any set-offs or defenses against them.

            15. Required Notices. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

                  (a) a fire or other casualty causing damage to the Mortgaged Property,

                  (b) receipt of written notice of condemnation or threatened condemnation of the Mortgaged Property, or any part thereof,

                  (c) receipt of written notice from any governmental authority relating to any material violation of structure, use or occupancy laws affecting the Mortgaged Property,

                  (d) substantial change in the occupancy of the Mortgaged Property,

                  (e) commencement of any litigation affecting the Mortgaged Property involving a claim in an amount in excess of Ten Thousand Dollars ($10,000).

            16. Condemnation. In the event of any condemnation or taking of any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damage sustained) allocable to Mortgagor shall be applicable first to payment of the Indebtedness secured hereby. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval. Receipt by Mortgagee of any proceeds less than the full amount of the then outstanding Indebtedness shall not alter or modify Mortgagor's obligation to continue to pay the installments of principal, interest and other charges specified in the Notes and herein. All the proceeds shall be applied in the order and in the amounts that Mortgagee, in Mortgagee's sole discretion, may elect, to the payment of principal (whether or not then due and payable), interest or any sums secured by this Mortgage, or toward payment to Mortgagor, on such reasonable terms as Mortgagee may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property. Receipt of such proceeds by Mortgagee shall not be subject to a prepayment penalty hereunder or under ant of the Notes.

            17. Leases. Mortgagor hereby represents that there are no leases or agreements to lease all or any part of the Mortgaged Property now in effect except those leases assigned to Mortgagee by Mortgagor in any Assignment of Rents and Leases of even date herewith. Mortgagor covenants and agrees that all future leases for portions of the Mortgaged Property shall include a provision causing each such lease to be subordinate to this Mortgage.

            18. No Other Financing or Loans. Without the prior written consent of Mortgagee, Mortgagor shall not create or cause or permit to exist any lien on, or security interest in, Mortgagor's interest in the Mortgaged Property, including any furniture, fixtures, appliances, equipment, or other items of personal property which are intended to be or become part of the Mortgaged Property.

            19. No Transfer. For the purpose of protecting Mortgagee's security, keeping the Mortgaged Property free from subordinate financing liens, and/or allowing Mortgagee to raise the interest rate and to collect assumption fees or otherwise change the terms of the Notes upon any sale of the Mortgaged Property. Any sale, conveyance, further encumbrance, or other transfer of title to the Mortgaged Property, or any interest therein (whether voluntarily or by operation of law), without the Mortgagee's prior written consent, shall result in immediate acceleration of the Indebtedness. Without limiting the generality of the foregoing, the occurrence at any time of any of the following events, without Mortgagee's prior written consent, shall be deemed to be an unpermitted transfer of title to the Mortgaged Property and therefore shall result in acceleration:

                  (a) any sale, conveyance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal and/or equitable title to the Mortgaged Property;

                  (b) if Mortgagor is a corporation, any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any share of stock of Mortgagor;

                  (c) if Mortgagor is a partnership, whether general or limited, any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any general partnership interest in Mortgagor; or

                  (d) if Mortgagor is a limited partnership, any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, fifty percent (50%) or more of all limited partnership interests in Mortgagor.

            Any consent by the Mortgagee, or any waiver of an event of default, under this Paragraph 19 shall not constitute a consent to, or waiver of any right, remedy or power of the Mortgagee upon a subsequent Event of Default under this Paragraph 19.

            20. Year 2000.

                  (a) Mortgagor represents and warrants to Mortgagee that the Year 2000 Problem (as defined below) will not result in a Material Adverse Effect (as defined below).

                  (b) "Year 2000 Problem" means the risk that computer applications used by or for the benefit of Mortgagor may be unable to recognize or perform properly date sensitive functions involving certain dates prior to and any date after September 9, 1999. "Material Adverse Effect" means (1) a material adverse change in, or a material effect upon, the operations, business, properties, condition (financing or otherwise) or prospects of Mortgagor; (2) a material impairment of the ability of Mortgagor to perform under this Mortgage, any of the Notes or any of the other loan documents and to avoid any Event of Default; or (3) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against Mortgagor of this Mortgage, any of the Notes or any of the other loan documents, or (ii) the perfection or priority of any lien granted under this Mortgage, any of the Notes or any of the other loan documents.

                  (c) Mortgagor shall take all action necessary to assure that Mortgagor's computer-based systems are able to effectively process data including dates on or after September 9, 1999, such that there will be no Material Adverse Effect.

            21. Right to Remedy Defaults. If Mortgagor fails to pay Impositions or insurance premiums, or fails to make necessary repairs, or permits waste, Mortgagee, at its election, may make any payment or expenditure and take any action which Mortgagor should have made or taken, or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, shall be secured hereby, and shall bear interest at a rate which shall be four percent (4%) higher than the then effective rate specified in the Note from the date of payment by Mortgagee until the date of repayment. In addition to any other debt or obligation secured hereby, this Mortgage also secures unpaid balances of advances made with respect to the Mortgaged Property for the payment of Impositions, insurance premiums, or costs incurred for the protection of the Mortgaged Property.

            22. Events of Default. The following shall constitute Events of Default hereunder:

                  (a) Failure of Mortgagor to pay or deposit, as and when due, any amount: (1) required by any of the Notes or this Mortgage; or (2) due from Mortgagor to Mortgagee, whether under any of the Notes or any other agreement, note or instrument now or hereafter existing.

                  (b) Mortgagor's nonperformance of or noncompliance with any of the agreements, conditions, covenants, provisions or stipulations contained in any of the Notes, this Mortgage, or in any other document evidencing or securing the Indebtedness and the expiration of any applicable cure period.

                  (c) Fraud or material misrepresentation or material omission by Mortgagor, or any of its officers, directors, trustees, general partners or managers in connection with (i) the application for or creation of the Indebtedness, (ii) any financial statement, rent roll, or other report or information provided to

Mortgagee during the term of any of the Notes, or (iii) any request for Mortgagee's consent to any proposed action.

                  (d) Any assignment for the benefit of creditors made by Mortgagor.

                  (e) Commencement of any proceeding under the Bankruptcy Act or any law of the United States or of any state relating to insolvency, receivership or debt adjustment by Mortgagor, or the commencement of any such proceeding against Mortgagor which results in the institution of any such proceedings against Mortgagor and is consented to by Mortgagor or remains undismissed for thirty (30) days, or Mortgagor is adjudicated a bankrupt, or a trustee or receiver is appointed for any substantial part of Mortgagor's property, or Mortgagor makes an assignment for the benefit of creditors, admits in writing an inability to pay debts generally as they become due or becomes insolvent.

                  (f) Receipt by Mortgagee of written notice from any person claiming priority of a lien or encumbrance over the lien of this Mortgage for any future advances made under any of the Notes.

            23. Remedies.

                  (a) Upon the happening of any Event of Default, the Mortgagee may, at its option, declare the Indebtedness to be immediately due and payable without further demand, and may invoke any other remedies permitted by Ohio law or exercise any and all remedies available to it under the Notes, this Mortgage or any other document evidencing or securing the Indebtedness.

                  (b) When the Indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, as herein provided, then forthwith:

                         (i) Foreclosure. Mortgagee may institute an action of
mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Indebtedness, with interest at the then highest effective rate stipulated in any of the Notes to the date of default, together with all other sums due by Mortgagor in accordance with the provisions of the Notes and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or repairs to the Mortgaged Property, all costs of suit, together with interest at such rate on any judgment obtained by Mortgagee from and after the date of any Sheriff's sale until actual payment is made by the Sheriff of the full amount due Mortgagee, and a reasonable attorney's commission for collection.

                         (ii) Possession. Mortgagee may enter into possession of
the Mortgaged Property, manage, lease and operate the Mortgaged Property, collect therefrom all rentals (which term shall also include sums payable for use and occupancy) and, after deducting all costs of collection and administration expense, apply the net rentals to any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect: payment of the Indebtedness, the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, and on account and in reduction of the principal or interest, or both, hereby secured.

                         (iii) Receiver. Mortgagee may apply for, and Mortgagee
as a matter of right, without consideration of the value of the Mortgaged Property as security for the amount due Mortgagee, or of the solvency of any person, firm or corporation obligated for the payment of such amount, shall be entitled to, the appointment by any competent court or tribunal, without prior demand or notice to any party, of a receiver of rents and profits and rental value of the Mortgaged Property, including possession from Mortgagor if in possession and occupying any portion of the Mortgaged Property, and in the latter case to require Mortgagor, as a condition of remaining in possession and occupation, to pay the reasonable rental value for the use and occupation thereof, with further power to lease and repair the Mortgaged Property and to renovate same to suit new tenants, and with such other powers as may be deemed necessary, and such receiver after deducting all proper charges and expenses attending the execution of the said trust as receiver, shall each month pay over to Mortgagee the residue of the said rents and profits and rental value, to be applied by Mortgagee to the payment of the amount remaining secured hereby, or to any deficiency (whether or not any judgment therefor may be entered and irrespective of the market value of the Mortgaged Property) which may exist in the event of foreclosure by sale after applying the proceeds of the sale of the Mortgaged Property to the payment of the amount due, including interest, costs and expenses of such foreclosure and sale, or in the event of strict foreclosure to the payment of any deficiency existing thereunder. A receiver while in possession of the Mortgaged Property, shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Mortgaged Property, or to make and keep them rentable to the best advantage, and Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by Mortgagee or by a receiver shall be repaid so far as possible out of the rents collected after payment of other expenses properly chargeable against said rents, and any unpaid balance of moneys so advanced or expended shall be added to and become a part of the debt secured by this Mortgage and shall accrue interest at the then highest effective rate stipulated in any of the Notes.

                  (c) Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of the Notes or this Mortgage, as they become due, without regard to whether or not the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

            24. Rights and Remedies Cumulative.

                  (a) The rights and remedies of Mortgagee as provided in this Mortgage and in the Notes shall be cumulative and concurrent; may be pursued separately, successively or together against Mortgagor or against the Mortgaged Property, or both, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  (b) Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage, the Notes or any other document evidencing or securing the Indebtedness shall not be deemed to be a waiver of any of the terms or provisions of this Mortgage, any of the Notes or any other document evidencing or securing the Indebtedness, and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.

                  (c) Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of this Mortgage or any of the Notes, or by reason of the release, regardless of consideration, of all or any part of the security held for the Indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of this Mortgage or any of the Notes without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

                  (d) Mortgagee may release, regardless of consideration, any part of the security held for the Indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

                  (e) For payment of the Indebtedness secured hereby Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

            25. Mortgagor's Waivers. To the extent permitted by applicable law, Mortgagor hereby waives and releases:

                  (a) all benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment, and

                  (b) unless specifically required herein, all notices of Mortgagor's default, or of Mortgagee's election to exercise, or Mortgagee's actual exercise of, any option under any of the Notes or this Mortgage; and

                  (c) any and all rights to require the marshalling of assets.

            26. Counsel Fees. If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or if Mortgagee engages counsel to collect any conditions, covenants, provisions or stipulations of this Mortgage or the Loan, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the then highest effective rate set forth in any of the Notes, and until paid they shall be deemed to be part of the indebtedness evidenced by each of the Notes and secured by this Mortgage.

            27. Financial Statements. So that Mortgagee will have a full and clear understanding of the operation of the Mortgaged Property and Mortgagor's financial standing, within ninety (90) days after the end of each fiscal year of Mortgagor, Mortgagor shall deliver to Mortgagee (i) an annual operating statement, including income statement and balance sheet, certified to be true and correct, prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods and setting forth in detail all income from the Mortgaged Property by source and all operating expenses of the Mortgaged Property in an itemized breakdown; (ii) an annual rent roll for the Mortgaged Property, certified to be true and correct; and (iii) federal income tax returns and annual financial statements for Mortgagor prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Upon request by Mortgagee from time to time, at Mortgagee's discretion and in addition to the annual financial statements described hereinabove, Mortgagor shall deliver to Mortgagee current operating statements and rent rolls for the Mortgaged Property, certified by Mortgagor to be true, accurate and correct. Mortgagor agrees to make the books and accounts relating to the Mortgaged Property available for inspection by Mortgagee or its representatives upon request at any time.

            28. Further Assurances. From time to time upon the request of Mortgagee, Mortgagor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Mortgagee may deem necessary or desirable to confirm this Mortgage, to carry out the purpose and intent hereof or to enable Mortgagee to enforce any of its rights hereunder.

            29. Communications. All communications required under this Mortgage or any of the Notes shall be in writing, and shall be sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the Mortgagor, P.O. Box 261, Amherst, Ohio, 44001 and addressed to Mortgagee, ATTN:
VICE

PRESIDENT, CORPORATE LENDING, 1301 EAST NINTH STREET, CLEVELAND, OHIO 44114, or to such other address as either party may designate from time to time by written notice to the other in the manner set forth herein. All notices hereunder shall be deemed for all purposes to have been received by the addressee two (2) business days after the date of mailing.

            30. Amendment. This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

            31. Applicable Law. This Mortgage shall be governed by and construed according to the laws of the State of Ohio.

            32. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INITIATED BY EITHER OF THEM AGAINST THE OTHER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE MORTGAGOR AND MORTGAGEE IN CONNECTION WITH THIS MORTGAGE, THE NOTES, OR ANY OF THE OTHER LOAN DOCUMENTS.

            33. Construction. Whenever used in this Mortgage, unless the context clearly indicates a contrary intent:

                  (a) The word "Mortgagor" shall mean the entity or entities which execute this Mortgage and any subsequent owner of the Mortgaged Property and its/their respective heirs, executors, administrators, successors and assigns;

                  (b) The word "Mortgagee" shall mean Dollar Bank, Federal Savings Bank, or any subsequent holder of this Mortgage;

                  (c) The word "entity" and the word "person" shall mean individual, corporation, partnership or unincorporated association;

                  (d) The use of any gender shall include all genders.

                  (e) The singular number shall include the plural and the plural the singular as the context may require.

            34. Joint and Several. If "Mortgagor" consists of more than one person or entity, all obligations, liabilities and duties of Mortgagor hereunder shall be joint and several and the entities shall be individually and collectively liable for all such obligations, liabilities and duties.

            35. Non-Usury and Severability Provisions. Notwithstanding anything in this Mortgage, the Notes, or any other document evidencing the Indebtedness to the contrary, neither the Mortgage nor the Notes shall be deemed to impose on the Mortgagor any obligation of payment, except to the extent that the same may be legally enforceable, and any provision to the contrary shall be of no force or effect. If any term or provision of this Mortgage or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons, properties and circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

            36. Future Advances. This Mortgage is an Open-End Mortgage in accordance with Section 5301.232 of the Ohio Revised Code. This Mortgage secures unpaid balances of loan advances to be made after this Mortgage is delivered to the county recorder for record. The maximum amount of unpaid balances, in the aggregate and exclusive of interest and other advances which may be outstanding at any time is One Million Four Hundred Thousand and 00/100 Dollars ($1,400,000.00). If and to the extent applicable, Mortgagor hereby waives any right it has under Section 5301.232(c) of the Ohio Revised Code to limit the loan indebtedness secured by this Mortgage.

            37. Notices/Open-End Mortgage Statute. The written notices provided for in Section 5301.232 of the Ohio Revised Code from a person claiming priority of a lien or encumbrance over the lien of this Mortgage for any future advances made under any of the Notes shall be either personally delivered to a Vice President of the Corporate Lending Department at Mortgagee's place of business at 1301 East Ninth Street, Cleveland Ohio 44114 or sent to Mortgagee by registered or certified mail, postage prepaid, return receipt requested, addressed to Mortgagee, c/o Vice President, Corporate Lending Department, 1301 East Ninth Street, Cleveland, Ohio 44114.

            38. Priority of Mortgage Lien. Mortgagee, at Mortgagee's option, is authorized and empowered to do all things provided to be done by a Mortgagee under Section 1311.14 of the Ohio Revised Code and any present or future amendments or supplements thereto, for the protection of Mortgagee's interest in the Mortgaged Property.

            39. Captions. The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

            40. Release. Upon payment of the Indebtedness, Mortgagee shall discharge this Mortgage. Mortgagor shall pay Mortgagee's reasonable costs incurred in discharging this Mortgage.

      IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage the day and year first above written.

WITNESS:                                AMERICAN STONE CORPORATION


/s/ Lawrence Allen                      By: /s/ James M. Rallo
--------------------------                 -------------------------------------
                                        print name: James M. Rallo
                                                    ----------------------------
/s/ Leonard Matlock                     Title: President
--------------------------                     ---------------------------------


STATE OF Ohio

COUNTY OF Cuyahoga

The foregoing instrument was acknowledged before me this 16th day of February, 2001 , by James M. Rallo [name], the President [title] of American Stone Corporation, a Delaware corporation, on behalf of the corporation.

(SEAL)


                                        /s/ Christine Zerecheck
                                        ----------------------------------------
                                                Notary Public

                                                 My commission expires: 9/1/2006

This instrument was prepared by:
Dollar Bank, Federal Savings Bank
1301 East Ninth St.
Cleveland, Ohio 44114

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

           (Total Principal Indebtedness Not to Exceed $1,400,000.00)

            THIS MORTGAGE (hereinafter referred to as "Mortgage") made this 16th day of February, 2001, between AMERICAN STONE CORPORATION, having an address of 8705 Quarry Road, Amherst, Ohio 44001 (hereinafter [jointly and severally] referred to as the "Mortgagor"), and DOLLAR BANK, FEDERAL SAVINGS BANK, with offices at 1301 East Ninth Street, Cleveland, Ohio 44114 (hereinafter referred to as "Mortgagee").

                                R E C I T A L S:

            A. Mortgagor has requested, and Mortgagee has extended, a loan in the aggregate principal amount of One Million Four Hundred Thousand and 00/100 Dollars ($1,400,000.00) to Mortgagor (hereinafter referred to as the "Loan").

            B. The Loan is evidenced by two notes of even date herewith in the principal amounts of $900,000.00 (the "Term Loan Note") and $500,000.00 (the "Line of Credit Note"). The Term Note and the Line of Credit Note, together with any and all amendments, modifications, renewals, extensions, replacements, restatements, and refinancings thereof are hereinafter collectively referred to as the "Notes".

            C. The Loan has been guaranteed by American Stone Industries, Inc. (the "Guarantor") pursuant to a Guaranty Agreement With Warrant To Confess Judgment of even date herewith (the "Guaranty").

            D. Mortgagor, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and as security for: (1) the payment, performance and observance by Mortgagor of Mortgagor's obligations in connection with the Loan, including but not limited to principal, interest, late charges and other obligations under the Notes; (2) the payment by Mortgagor to Mortgagee of all sums incurred, expended or advanced by Mortgagee pursuant to any provision of this Mortgage; and (3) the payment, performance and observance by Mortgagor of each and every other covenant, condition and obligation contained in this Mortgage or referred to herein, or incurred in connection herewith (collectively, the "Indebtedness"), Mortgagor grants, conveys, and mortgages unto Mortgagee all that certain real estate and improvements thereon erected situate in the Township of Amherst and Township of Brownhelm, County of Lorain and State of Ohio, and more particularly described on Exhibit "A", attached hereto and made a part hereof.

            TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired in:

            (1) all buildings and other improvements erected or hereafter erected thereon; and

            (2) all fixtures, now or at any time hereafter installed in, attached to or a part of the above described real estate or any buildings and improvements now or hereafter erected thereon and all replacements thereof and proceeds thereof; and

            (3) any and all tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereby mortgaged or intended so to be, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses, and all easements and covenants now existing or hereafter created for the benefit of Mortgagor or any subsequent owner or tenant of the mortgaged real estate over ground adjoining the mortgaged real estate and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issue and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Mortgagor in and to the real estate or any part thereof; and

            (4) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

            (5) all monies due or to become due under, and all right, title and interest in, to and under, any lease or leases now or hereafter affecting the aforesaid real estate and improvements; and

            All of the above-mentioned real estate, buildings and improvements, fixtures, tenements, hereditaments and appurtenances, and other property interests are sometimes collectively referred to herein as the "Mortgaged Property".

            TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, its successors and assigns to its own use forever.

            PROVIDED ALWAYS, and this instrument is upon the express condition that, if Mortgagor causes to be paid to Mortgagee all sums payable by Mortgagor to Mortgagee in accordance with the provisions of each of the Notes and this Mortgage, at the times and in the manner specified, without deduction, fraud, or delay, and Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in each of the Notes and this Mortgage, then this Mortgage and the estate hereby granted shall cease and become void.

            MORTGAGOR REPRESENTS, COVENANTS AND WARRANTS to and with Mortgagee that until the Indebtedness secured hereby is fully repaid:

            1. Warranty of Title. Mortgagor generally warrants title to the Mortgaged Property. Further, Mortgagor warrants that the lien of this Mortgage is second only to unpaid real property taxes not yet due and payable.

            2. Payment and Performance. Mortgagor shall pay to Mortgagee, in accordance with the terms of each of the Notes, this Mortgage, or any other instrument evidencing the Indebtedness, all Indebtedness secured hereby and shall cause performance and compliance with all the agreements, conditions, covenants, provisions and stipulations of each of the Notes, this Mortgage and any other instrument evidencing or securing the Indebtedness.

            3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained all buildings and improvements now or at any time hereafter erected on the Mortgaged Property and the sidewalks and curbs abutting them, in good order and condition, and will make or cause to be made, as and when necessary for such purpose, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen. Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not remove or demolish, or alter the structural character of any building erected at any time on the Mortgaged Property, without the prior written consent of Mortgagee; and shall not permit the Mortgaged Property to become vacant or unguarded. Mortgagor shall not permit any lien or claim to be filed against Mortgagor's interest in the Mortgaged Property, or any part thereof.

            4. Insurance.

                  (a) Mortgagor shall keep the Mortgaged Property continuously insured, in an amount of not less than the cost to replace the Mortgaged Property or an amount not less than one hundred percent (100%) of the full insurable value of the Mortgaged Property, whichever is greater, against loss or damage by fire, with extended coverage and against other hazards as Mortgagee may reasonably require, with an insurance company or companies satisfactory to Mortgagee, and in such total amounts (other than the foregoing fire and extended coverage insurance) as Mortgagee may require from time to time. All polices, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form satisfactory to Mortgagee, shall be maintained in full force and effect, shall be assigned to Mortgagee, with premiums prepaid (or subject to a payment plan for the payment of premium over the term of the policy), as collateral security for payment of the Indebtedness secured hereby, shall be endorsed with a standard mortgagee clause in favor of Mortgagee as its interest may appear, not subject to contribution and shall provide for at least thirty (30) days notice of cancellation to Mortgagee. Mortgagee's name and address on any policy or policies of insurance shall appear as: "Dollar Bank, Federal Savings Bank, P.O. Box 6837, Cleveland, Ohio 44101-1837."

                  (b) If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or unavailable by Mortgagor's breach of any condition thereof, or if there is the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason in the reasonable opinion of Mortgagee the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Property, satisfactory to Mortgagee. In the event that Mortgagor fails or refuses to place such new insurance on the Mortgaged Property, or fails or refuses to place such new insurance on the Mortgaged Property which is satisfactory to Mortgagee, then Mortgagee may obtain such insurance as Mortgagee deems necessary to satisfy the terms and conditions of this Mortgage. In such event, the cost of such insurance plus a reasonable amount to reimburse Mortgagee for its administrative expenses in obtaining such insurance, shall be immediately paid to Mortgagee by Mortgagor. In the event that such costs and expenses are not immediately paid to Mortgagee by Mortgagor, then the amount of such costs and expenses shall be added to the outstanding principal balance of the Indebtedness hereby secured, shall accrue interest thereon at the then highest effective rate set forth in any of the Notes and shall be secured by this Mortgage.

                  (c) All renewal policies, with premiums paid (or subject to a payment plan for the payment of premium over the term of the policy), shall be delivered to Mortgagee at least fifteen (15) days before expiration of the old policies.

                  (d) In the event of loss, Mortgagor will give immediate notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. Mortgagee shall have the right to retain and apply the proceeds of any such insurance, at its election, to reduction of the Indebtedness secured hereby, or to restoration or repair of the property damaged. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Mortgagee.

                  (e) Mortgagor shall also maintain comprehensive general liability insurance in an amount of not less than One Million Dollars ($1,000,000), worker's compensation insurance, including employer's liability insurance, in amounts and form as directed by applicable state laws and regulations, and comprehensive automobile liability insurance. Mortgagor shall provide evidence of such liability insurance policies to Mortgagee and such policies shall name Mortgagee as Certificate Holder.

            5. Taxes and Other Charges. Mortgagor shall pay when due and payable and before interest or penalties are due thereon (the "Due Date"), without any deduction, defalcation or abatement, all taxes, assessments, water and sewer rents and all other charges or claims ("Impositions") which may be assessed, levied, or filed at any time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the Indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale; and Mortgagor shall produce to Mortgagee not later than the Due Date receipts for the payment thereof. Provided, however, that if Mortgagor shall have deposited with Mortgagee before the due date thereof sums sufficient to pay any such taxes, assessments, water and sewer rents, charges or claims following a request by Mortgagee for such deposit, and an Event of Default (as defined below) has not occurred and is not continuing, they shall be paid by Mortgagee. No credit shall be claimed or allowed on the interest payable on the Indebtedness because of any taxes or other charges paid.

            6. Installments for Taxes and Other Charges. Without limiting the effect of Paragraph 5 hereof and if so requested by Mortgagee, Mortgagor shall pay to Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual real estate taxes, and upon written request of Mortgagee, Mortgagor shall pay to Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual insurance premiums, water and sewer rents, any special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time Mortgagor shall pay to Mortgagee any additional sums necessary to pay the real estate taxes, and above identified items, all as estimated by Mortgagee; the amounts so paid shall be security for the real estate taxes, and above identified items and shall be used in payment thereof if an Event of Default (as defined below) has not occurred and is not continuing. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, and no interest shall be payable thereon unless required pursuant to applicable law. If, pursuant to any provision of this Mortgage, the Indebtedness becomes due and payable, Mortgagee shall have the right, at its election to apply any amount so held against the entire Indebtedness secured hereby. At Mortgagee's option, Mortgagee from time to time may waive, and after any such waiver may reinstate, the provisions of this paragraph requiring the monthly payments.

            7. Partnership or Corporate Existence - Taxes. If Mortgagor or any successor or grantee of Mortgagor is a partnership, whether general or limited, or a corporation, it shall keep in full effect its valid existence and rights as a partnership or a corporation, as the case may be, under the laws of the state of its formation or incorporation and its right to own property and transact business in the state in which the Mortgaged Property is situated during the entire time that it has any ownership interest in the Mortgaged Property. For all periods during which title to the Mortgaged Property or any part thereof shall be held by a corporation, association or partnership subject to corporate taxes or taxes similar to corporate taxes, Mortgagor shall file returns for such taxes with the proper authorities, bureaus or departments and it shall pay, when due and payable and before interest or penalties are due thereon, all taxes owing by Mortgagor to the United States, to such state of incorporation and to the state in which the Mortgaged Property is situated and any political subdivision thereof. Mortgagor shall produce to Mortgagee receipts showing payment of any and all such taxes, charges or assessments prior to the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges, and within ten (10) days of receipt thereof all settlements, notices of deficiency or overassessment and any other notices pertaining to Mortgagor's tax liability, which may be issued by the United States, such state of incorporation, the state in which the Mortgaged Property is situated and any political subdivision thereof.

            8. Regulated Materials. Mortgagor covenants and represents (1) that Mortgagor will not cause or permit the Mortgaged Property to contain, and that the Mortgaged Property does not contain (a) asbestos in any form; (b) urea formaldehyde foam insulation; (c) transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million; or (d) any other chemical, material, air pollutant, toxic pollutant, waste, or substance that is (i) regulated as toxic or hazardous or exposure to which is prohibited, limited or regulated by the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, and the Clean Water Act, or any amendment thereto, or any other federal, state, county, regional, local, or other governmental statute, regulation, or authority, or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Mortgaged Property or the owners of property adjacent to the Mortgaged Property and is either (ii) present in amounts in excess of that permitted or deemed safe under applicable law or (iii) handled, stored or otherwise used in any way that is prohibited or deemed unsafe under applicable law. (The substances described in (a), (b), (c) or (d) above are referred to collectively herein as "Regulated Materials"); (2) that the Mortgaged Property does not contain any underground or above ground storage tanks; (3) that the Mortgaged Property is not now being used nor has the Mortgaged Property ever been used for any activities involving, directly or indirectly, the use, generation, treatment, storage, transportation, or disposal of any Regulated Materials; (4) that neither the Mortgaged Property nor Mortgagor is subject to any existing, pending, or threatened investigation or inquiry by any governmental authority, or any remedial obligations under any applicable laws, rules, or regulations pertaining to health or the environment;
(5) that Mortgagor shall not permit any environmental liens, whether federal, state or local in nature, to be placed on or against the Mortgaged Property; and
(6) that Mortgagor is not subject to any environmental liens or enforcement orders by any competent authority for any activity or concerning any property located off-site from the Mortgaged Property that would impair Mortgagor from performing any of Mortgagor's obligations under any of the Notes or hereunder.

            Mortgagor shall not install, store, use, treat, transport, or dispose (or knowingly permit or acquiesce in the installation, storage, use, treatment, transportation or disposal by Mortgagor, its agents, employees, independent contractors or tenants) on the Mortgaged Property of any Regulated Materials. In the event of any such installation, storage, use, treatment, presence, transportation or disposal, whether previously existing or hereafter occurring, and whether by Mortgagor or any predecessor in title, or any employees, agents, contractors or third parties, and whether or not known of by Mortgagor or knowingly permitted or acquiesced in by Mortgagor, Mortgagor shall remove any such Regulated Materials (other than asbestos, which shall only be removed (i) if required to comply with this paragraph or (ii) if required by law, rule, regulation or order of competent authority), and shall comply with the regulations or orders of any competent authority, including, but not limited to, those laws and regulations dealing with disposal of Regulated Materials. If Mortgagor shall (i) fail to proceed with such removal or (ii) fail to comply with any such regulations or orders issued by any competent authority as soon as reasonably possible, and in any case within the cure period permitted under the applicable federal, state or local regulation or order, such failure shall, at Mortgagee's option, constitute an Event of Default hereunder. Nothing hereunder shall obligate Mortgagee to advance any funds hereunder for the removal of Regulated Materials or the compliance with any such regulations or orders of any governmental authority relating to Regulated Materials found on the Mortgaged Property.

            Mortgagor shall indemnify Mortgagee and hold Mortgagee, its directors, officers, employees, agents, successors and assigns harmless from and against all loss, damage, and expense (including, without limitation, attorney's fees, environmental expert's fees, and costs incurred in the investigation, defense, and settlement of claims, and for the removal of any governmental environmental liens placed against the Mortgaged Property) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee of any claim relating directly or indirectly, in whole or in part, to the use, presence, removal, release, storage, generation, disposal or manufacture of any Regulated Materials, including, but not limited to, any claims filed against Mortgagor by any third parties by reason of Mortgagor's failure concerning Regulated Materials that have been paid by Mortgagee, or relating to any activity on or off the Mortgaged Property, previously existing or hereafter occurring, and whether such activity was carried on by Mortgagor or any predecessor in title or any employees, agents, contractors or third parties, if such activity involved Regulated Materials, in whole or in part, directly or indirectly, or noncompliance with any federal, state, or local laws, rules, regulations, or orders relating thereto.

            Mortgagor shall promptly notify Mortgagee in writing of any order or pending or threatened action, investigation or inquiry by any regulatory agency or other governmental body, or any claims made by any third party, relating to Regulated Materials in, under or upon the Mortgaged Property or emanations from the Mortgaged Property, and shall promptly furnish Mortgagee with copies of any correspondence or legal pleadings in connection therewith.

            Mortgagee shall have the right to join and participate as a party in any legal proceedings or actions initiated with respect to any claims made or threatened by any third party against Mortgagor or the Mortgaged Property relating to damages, contributions, cost recovery compensation, loss or injury resulting from any Regulated Materials affecting the Mortgaged Property, and to have its reasonable attorneys' fees in connection therewith paid by Mortgagor. Further, without Mortgagee's prior written consent, Mortgagor shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims based on Regulated Materials, which settlement, consent or compromise might, in Mortgagee's judgment, impair the value of Mortgagee's security hereunder.

            In addition, Mortgagee shall have the right, but shall not be obligated, to notify any state, federal or local governmental authority of information that may come to its attention with respect to Regulated Materials in, under, upon or emanating from the Mortgaged Property, and Mortgagor irrevocably releases Mortgagee from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly, any such disclosure.

            The liability of Mortgagor to Mortgagee under the covenants of this Paragraph 8 shall survive any foreclosure of this Mortgage or any transfer of the Mortgaged Property by deed in lieu of foreclosure.

            At any time hereafter terminating only upon repayment in full of the indebtedness secured hereby (and for such purpose of repayment from proceeds of foreclosure sale shall not be deemed repayment of such indebtedness), Mortgagee may require Mortgagor to provide Mortgagee, at the expense of Mortgagor, an inspection or audit of the Mortgaged Property, prepared by a qualified consultant approved by Mortgagee, in form and substance satisfactory to Mortgagee, certifying as to the presence or absence of Regulated Materials, or to permit Mortgagee to so inspect or audit the Mortgaged Property at Mortgagor's expense, and Mortgagor hereby grants to Mortgagee, its employees, agents and independent contractors, the right to enter upon the Mortgaged Property for the purpose of conducting tests, soil borings, the installation of monitoring wells and such other tests as Mortgagee deems necessary or desirable.

            If the Mortgaged Property now or hereafter contains any material or product containing more than 0.1 percent asbestos by weight, Mortgagor shall, at Mortgagor's expense, prepare, implement, and comply with on an ongoing basis a written asbestos operations and maintenance program prepared by a qualified environmental consultant. Such program shall assure that (a) all persons are protected from any release of asbestos fibers, and (b) asbestos fibers are not distributed or released on the Mortgaged Property during maintenance, repairs, alterations or improvements. Any removal of asbestos or asbestos-containing material or any work on the Mortgaged Property affecting asbestos or asbestos containing-material shall be at Mortgagor's sole expense, and shall be accomplished in full accordance with this program, and in compliance with all federal, state and local laws, ordinances and regulations. Mortgagor shall deliver to Mortgagee a certificate executed by a certified asbestos removal contractor indicating that all asbestos has been removed and disposed of in accordance with all applicable laws, ordinances and regulations pertaining thereto. Mortgagor acknowledges that Mortgagor shall remain liable to Mortgagee under the covenants of this Paragraph 8, regardless of the removal of asbestos from the Mortgaged Property pursuant to this Paragraph 8, for the presence of asbestos prior to its removal, for the asbestos removal and disposal itself, or for any failure of Mortgagor or the contractor to remove asbestos.

            9. Security Agreement. This Mortgage is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, the "Collateral") and Mortgagor hereby grants Mortgagee a security interest in the Collateral. Without the prior written consent of Mortgagee, Mortgagor shall not create or permit to exist any other lien or security interest in any of the Collateral. If an Event of Default (as defined below) has occurred and is continuing, Mortgagee has the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Mortgage or existing under applicable law. In exercising any remedies, Mortgagee may exercise its remedies against the Collateral separately or together, and in any order, without in any way affecting the availability of its other remedies.

            10. Financing Statement. This Mortgage and security agreement is also a financing statement. Mortgagor is the debtor and Mortgagee is the secured party. The address of Mortgagee set forth at the beginning of this Mortgage is an address of the secured party from which information concerning the security interest may be obtained. The address of Mortgagor set forth at the beginning of this Mortgage is a mailing address of the debtor. The description of the Mortgaged Property includes goods which are or are to become fixtures related to the real estate described in this Mortgage. The record owner of such real estate is Mortgagor.

            11. Compliance with Laws and Regulations. Mortgagor shall comply with all requirements of board of fire underwriters or insurance companies, and all laws, ordinances, regulations and orders of all Federal, state, municipal and other governmental authorities relating to the Mortgaged Property and the use and occupancy thereof, including without limitation fair housing laws to the extent applicable.

            12. Flood Determination. Mortgagee will have a flood determination performed by an outside vendor to determine whether the Mortgaged Property is designated as being situated in a Special Flood Hazard Area ("SFHA") according to the Federal Emergency Management Agency ("FEMA"). If the Mortgaged Property or any portion of the Mortgaged Property is located in a SFHA and the community in which the Mortgaged Property is situated participates in the National Flood Insurance Program ("NFIP"), Mortgagor shall purchase and maintain flood insurance during the term of this Mortgage in an amount equal to the lesser of the aggregate balance of the Notes or the maximum amount available under the NFIP. If the Mortgaged Property is not located in a SFHA, if the community does not participate in the NFIP or if the aggregate balance of the Notes is greater than the maximum amount available under the NFIP, Mortgagee, at its sole discretion, may require that Mortgagor purchase and maintain such flood insurance.

            13. Inspection. Mortgagee and any persons authorized by Mortgagee shall have the right at any time during business hours, upon reasonable notice to Mortgagor, to enter the Mortgaged Property to inspect and photograph its condition and state of repair and for the purpose of testing materials and substances in and about the Mortgaged Property, including soils, for the presence of Regulated Materials or waste therefrom.

            14. Declaration of No Set-Off. Within ten (10) days after requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, in writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and by prior liens, if any, and whether there are any set-offs or defenses against them.

            15. Required Notices. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

                  (a) a fire or other casualty causing damage to the Mortgaged Property,

                  (b) receipt of written notice of condemnation or threatened condemnation of the Mortgaged Property, or any part thereof,

                  (c) receipt of written notice from any governmental authority relating to any material violation of structure, use or occupancy laws affecting the Mortgaged Property,

                  (d) substantial change in the occupancy of the Mortgaged Property,

                  (e) commencement of any litigation affecting the Mortgaged Property involving a claim in an amount in excess of Ten Thousand Dollars ($10,000).

            16. Condemnation. In the event of any condemnation or taking of any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damage sustained) allocable to Mortgagor shall be applicable first to payment of the Indebtedness secured hereby. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval. Receipt by Mortgagee of any proceeds less than the full amount of the then outstanding Indebtedness shall not alter or modify Mortgagor's obligation to continue to pay the installments of principal, interest and other charges specified in the Notes and herein. All the proceeds shall be applied in the order and in the amounts that Mortgagee, in Mortgagee's sole discretion, may elect, to the payment of principal (whether or not then due and payable), interest or any sums secured by this Mortgage, or toward payment to Mortgagor, on such reasonable terms as Mortgagee may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property. Receipt of such proceeds by Mortgagee shall not be subject to a prepayment penalty hereunder or under ant of the Notes.

            17. Leases. Mortgagor hereby represents that there are no leases or agreements to lease all or any part of the Mortgaged Property now in effect except those leases assigned to Mortgagee by Mortgagor in any Assignment of Rents and Leases of even date herewith. Mortgagor covenants and agrees that all future leases for portions of the Mortgaged Property shall include a provision causing each such lease to be subordinate to this Mortgage.

            18. No Other Financing or Loans. Without the prior written consent of Mortgagee, Mortgagor shall not create or cause or permit to exist any lien on, or security interest in, Mortgagor's interest in the Mortgaged Property, including any furniture, fixtures, appliances, equipment, or other items of personal property which are intended to be or become part of the Mortgaged Property.

            19. No Transfer. For the purpose of protecting Mortgagee's security, keeping the Mortgaged Property free from subordinate financing liens, and/or allowing Mortgagee to raise the interest rate and to collect assumption fees or otherwise change the terms of the Notes upon any sale of the Mortgaged Property. Any sale, conveyance, further encumbrance, or other transfer of title to the Mortgaged Property, or any interest therein (whether voluntarily or by operation of law), without the Mortgagee's prior written consent, shall result in immediate acceleration of the Indebtedness. Without limiting the generality of the foregoing, the occurrence at any time of any of the following events, without Mortgagee's prior written consent, shall be deemed to be an unpermitted transfer of title to the Mortgaged Property and therefore shall result in acceleration:

                  (a) any sale, conveyance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal and/or equitable title to the Mortgaged Property;

                  (b) if Mortgagor is a corporation, any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any share of stock of Mortgagor;

                  (c) if Mortgagor is a partnership, whether general or limited, any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any general partnership interest in Mortgagor; or

                  (d) if Mortgagor is a limited partnership, any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, fifty percent (50%) or more of all limited partnership interests in Mortgagor.

            Any consent by the Mortgagee, or any waiver of an event of default, under this Paragraph 19 shall not constitute a consent to, or waiver of any right, remedy or power of the Mortgagee upon a subsequent Event of Default under this Paragraph 19.

            20. Year 2000.

                  (a) Mortgagor represents and warrants to Mortgagee that the Year 2000 Problem (as defined below) will not result in a Material Adverse Effect (as defined below).

                  (b) "Year 2000 Problem" means the risk that computer applications used by or for the benefit of Mortgagor may be unable to recognize or perform properly date sensitive functions involving certain dates prior to and any date after September 9, 1999. "Material Adverse Effect" means (1) a material adverse change in, or a material effect upon, the operations, business, properties, condition (financing or otherwise) or prospects of Mortgagor; (2) a material impairment of the ability of Mortgagor to perform under this Mortgage, any of the Notes or any of the other loan documents and to avoid any Event of Default; or (3) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against Mortgagor of this Mortgage, any of the Notes or any of the other loan documents, or (ii) the perfection or priority of any lien granted under this Mortgage, any of the Notes or any of the other loan documents.

                  (c) Mortgagor shall take all action necessary to assure that Mortgagor's computer-based systems are able to effectively process data including dates on or after September 9, 1999, such that there will be no Material Adverse Effect.

            21. Right to Remedy Defaults. If Mortgagor fails to pay Impositions or insurance premiums, or fails to make necessary repairs, or permits waste, Mortgagee, at its election, may make any payment or expenditure and take any action which Mortgagor should have made or taken, or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, shall be secured hereby, and shall bear interest at a rate which shall be four percent (4%) higher than the then effective rate specified in the Note from the date of payment by Mortgagee until the date of repayment. In addition to any other debt or obligation secured hereby, this Mortgage also secures unpaid balances of advances made with respect to the Mortgaged Property for the payment of Impositions, insurance premiums, or costs incurred for the protection of the Mortgaged Property.

            22. Events of Default. The following shall constitute Events of Default hereunder:

                  (a) Failure of Mortgagor to pay or deposit, as and when due, any amount: (1) required by any of the Notes or this Mortgage; or (2) due from Mortgagor to Mortgagee, whether under any of the Notes or any other agreement, note or instrument now or hereafter existing.

                  (b) Mortgagor's nonperformance of or noncompliance with any of the agreements, conditions, covenants, provisions or stipulations contained in any of the Notes, this Mortgage, or in any other document evidencing or securing the Indebtedness and the expiration of any applicable cure period.

                  (c) Fraud or material misrepresentation or material omission by Mortgagor, or any of its officers, directors, trustees, general partners or managers in connection with (i) the application for or creation of the Indebtedness, (ii) any financial statement, rent roll, or other report or information provided to

Mortgagee during the term of any of the Notes, or (iii) any request for Mortgagee's consent to any proposed action.

                  (d) Any assignment for the benefit of creditors made by Mortgagor.

                  (e) Commencement of any proceeding under the Bankruptcy Act or any law of the United States or of any state relating to insolvency, receivership or debt adjustment by Mortgagor, or the commencement of any such proceeding against Mortgagor which results in the institution of any such proceedings against Mortgagor and is consented to by Mortgagor or remains undismissed for thirty (30) days, or Mortgagor is adjudicated a bankrupt, or a trustee or receiver is appointed for any substantial part of Mortgagor's property, or Mortgagor makes an assignment for the benefit of creditors, admits in writing an inability to pay debts generally as they become due or becomes insolvent.

                  (f) Receipt by Mortgagee of written notice from any person claiming priority of a lien or encumbrance over the lien of this Mortgage for any future advances made under any of the Notes.

            23. Remedies.

                  (a) Upon the happening of any Event of Default, the Mortgagee may, at its option, declare the Indebtedness to be immediately due and payable without further demand, and may invoke any other remedies permitted by Ohio law or exercise any and all remedies available to it under the Notes, this Mortgage or any other document evidencing or securing the Indebtedness.

                  (b) When the Indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, as herein provided, then forthwith:

                         (i) Foreclosure. Mortgagee may institute an action of
mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Indebtedness, with interest at the then highest effective rate stipulated in any of the Notes to the date of default, together with all other sums due by Mortgagor in accordance with the provisions of the Notes and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or repairs to the Mortgaged Property, all costs of suit, together with interest at such rate on any judgment obtained by Mortgagee from and after the date of any Sheriff's sale until actual payment is made by the Sheriff of the full amount due Mortgagee, and a reasonable attorney's commission for collection.

                         (ii) Possession. Mortgagee may enter into possession of
the Mortgaged Property, manage, lease and operate the Mortgaged Property, collect therefrom all rentals (which term shall also include sums payable for use and occupancy) and, after deducting all costs of collection and administration expense, apply the net rentals to any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect: payment of the Indebtedness, the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, and on account and in reduction of the principal or interest, or both, hereby secured.

                         (iii) Receiver. Mortgagee may apply for, and Mortgagee
as a matter of right, without consideration of the value of the Mortgaged Property as security for the amount due Mortgagee, or of the solvency of any person, firm or corporation obligated for the payment of such amount, shall be entitled to, the appointment by any competent court or tribunal, without prior demand or notice to any party, of a receiver of rents and profits and rental value of the Mortgaged Property, including possession from Mortgagor if in possession and occupying any portion of the Mortgaged Property, and in the latter case to require Mortgagor, as a condition of remaining in possession and occupation, to pay the reasonable rental value for the use and occupation thereof, with further power to lease and repair the Mortgaged Property and to renovate same to suit new tenants, and with such other powers as may be deemed necessary, and such receiver after deducting all proper charges and expenses attending the execution of the said trust as receiver, shall each month pay over to Mortgagee the residue of the said rents and profits and rental value, to be applied by Mortgagee to the payment of the amount remaining secured hereby, or to any deficiency (whether or not any judgment therefor may be entered and irrespective of the market value of the Mortgaged Property) which may exist in the event of foreclosure by sale after applying the proceeds of the sale of the Mortgaged Property to the payment of the amount due, including interest, costs and expenses of such foreclosure and sale, or in the event of strict foreclosure to the payment of any deficiency existing thereunder. A receiver while in possession of the Mortgaged Property, shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Mortgaged Property, or to make and keep them rentable to the best advantage, and Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by Mortgagee or by a receiver shall be repaid so far as possible out of the rents collected after payment of other expenses properly chargeable against said rents, and any unpaid balance of moneys so advanced or expended shall be added to and become a part of the debt secured by this Mortgage and shall accrue interest at the then highest effective rate stipulated in any of the Notes.

                  (c) Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of the Notes or this Mortgage, as they become due, without regard to whether or not the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

            24. Rights and Remedies Cumulative.

                  (a) The rights and remedies of Mortgagee as provided in this Mortgage and in the Notes shall be cumulative and concurrent; may be pursued separately, successively or together against Mortgagor or against the Mortgaged Property, or both, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  (b) Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage, the Notes or any other document evidencing or securing the Indebtedness shall not be deemed to be a waiver of any of the terms or provisions of this Mortgage, any of the Notes or any other document evidencing or securing the Indebtedness, and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.

                  (c) Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of this Mortgage or any of the Notes, or by reason of the release, regardless of consideration, of all or any part of the security held for the Indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of this Mortgage or any of the Notes without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

                  (d) Mortgagee may release, regardless of consideration, any part of the security held for the Indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

                  (e) For payment of the Indebtedness secured hereby Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

            25. Mortgagor's Waivers. To the extent permitted by applicable law, Mortgagor hereby waives and releases:

                  (a) all benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment, and

                  (b) unless specifically required herein, all notices of Mortgagor's default, or of Mortgagee's election to exercise, or Mortgagee's actual exercise of, any option under any of the Notes or this Mortgage; and

                  (c) any and all rights to require the marshalling of assets.

            26. Counsel Fees. If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or if Mortgagee engages counsel to collect any conditions, covenants, provisions or stipulations of this Mortgage or the Loan, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the then highest effective rate set forth in any of the Notes, and until paid they shall be deemed to be part of the indebtedness evidenced by each of the Notes and secured by this Mortgage.

            27. Financial Statements. So that Mortgagee will have a full and clear understanding of the operation of the Mortgaged Property and Mortgagor's financial standing, within ninety (90) days after the end of each fiscal year of Mortgagor, Mortgagor shall deliver to Mortgagee (i) an annual operating statement, including income statement and balance sheet, certified to be true and correct, prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods and setting forth in detail all income from the Mortgaged Property by source and all operating expenses of the Mortgaged Property in an itemized breakdown; (ii) an annual rent roll for the Mortgaged Property, certified to be true and correct; and (iii) federal income tax returns and annual financial statements for Mortgagor prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Upon request by Mortgagee from time to time, at Mortgagee's discretion and in addition to the annual financial statements described hereinabove, Mortgagor shall deliver to Mortgagee current operating statements and rent rolls for the Mortgaged Property, certified by Mortgagor to be true, accurate and correct. Mortgagor agrees to make the books and accounts relating to the Mortgaged Property available for inspection by Mortgagee or its representatives upon request at any time.

            28. Further Assurances. From time to time upon the request of Mortgagee, Mortgagor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Mortgagee may deem necessary or desirable to confirm this Mortgage, to carry out the purpose and intent hereof or to enable Mortgagee to enforce any of its rights hereunder.

            29. Communications. All communications required under this Mortgage or any of the Notes shall be in writing, and shall be sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the Mortgagor, P.O. Box 261, Amherst, Ohio, 44001 and addressed to Mortgagee, ATTN:
VICE

PRESIDENT, CORPORATE LENDING, 1301 EAST NINTH STREET, CLEVELAND, OHIO 44114, or to such other address as either party may designate from time to time by written notice to the other in the manner set forth herein. All notices hereunder shall be deemed for all purposes to have been received by the addressee two (2) business days after the date of mailing.

            30. Amendment. This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

            31. Applicable Law. This Mortgage shall be governed by and construed according to the laws of the State of Ohio.

            32. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INITIATED BY EITHER OF THEM AGAINST THE OTHER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE MORTGAGOR AND MORTGAGEE IN CONNECTION WITH THIS MORTGAGE, THE NOTES, OR ANY OF THE OTHER LOAN DOCUMENTS.

            33. Construction. Whenever used in this Mortgage, unless the context clearly indicates a contrary intent:

                  (a) The word "Mortgagor" shall mean the entity or entities which execute this Mortgage and any subsequent owner of the Mortgaged Property and its/their respective heirs, executors, administrators, successors and assigns;

                  (b) The word "Mortgagee" shall mean Dollar Bank, Federal Savings Bank, or any subsequent holder of this Mortgage;

                  (c) The word "entity" and the word "person" shall mean individual, corporation, partnership or unincorporated association;

                  (d) The use of any gender shall include all genders.

                  (e) The singular number shall include the plural and the plural the singular as the context may require.

            34. Joint and Several. If "Mortgagor" consists of more than one person or entity, all obligations, liabilities and duties of Mortgagor hereunder shall be joint and several and the entities shall be individually and collectively liable for all such obligations, liabilities and duties.

            35. Non-Usury and Severability Provisions. Notwithstanding anything in this Mortgage, the Notes, or any other document evidencing the Indebtedness to the contrary, neither the Mortgage nor the Notes shall be deemed to impose on the Mortgagor any obligation of payment, except to the extent that the same may be legally enforceable, and any provision to the contrary shall be of no force or effect. If any term or provision of this Mortgage or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons, properties and circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

            36. Future Advances. This Mortgage is an Open-End Mortgage in accordance with Section 5301.232 of the Ohio Revised Code. This Mortgage secures unpaid balances of loan advances to be made after this Mortgage is delivered to the county recorder for record. The maximum amount of unpaid balances, in the aggregate and exclusive of interest and other advances which may be outstanding at any time is One Million Four Hundred Thousand and 00/100 Dollars ($1,400,000.00). If and to the extent applicable, Mortgagor hereby waives any right it has under Section 5301.232(c) of the Ohio Revised Code to limit the loan indebtedness secured by this Mortgage.

            37. Notices/Open-End Mortgage Statute. The written notices provided for in Section 5301.232 of the Ohio Revised Code from a person claiming priority of a lien or encumbrance over the lien of this Mortgage for any future advances made under any of the Notes shall be either personally delivered to a Vice President of the Corporate Lending Department at Mortgagee's place of business at 1301 East Ninth Street, Cleveland Ohio 44114 or sent to Mortgagee by registered or certified mail, postage prepaid, return receipt requested, addressed to Mortgagee, c/o Vice President, Corporate Lending Department, 1301 East Ninth Street, Cleveland, Ohio 44114.

            38. Priority of Mortgage Lien. Mortgagee, at Mortgagee's option, is authorized and empowered to do all things provided to be done by a Mortgagee under Section 1311.14 of the Ohio Revised Code and any present or future amendments or supplements thereto, for the protection of Mortgagee's interest in the Mortgaged Property.

            39. Captions. The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

            40. Release. Upon payment of the Indebtedness, Mortgagee shall discharge this Mortgage. Mortgagor shall pay Mortgagee's reasonable costs incurred in discharging this Mortgage.

      IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage the day and year first above written.

WITNESS:                                AMERICAN STONE CORPORATION


/s/ Lawrence Allen                      By: /s/ James M. Rallo
--------------------------                 -------------------------------------
                                        print name: James M. Rallo
                                                    ----------------------------
/s/ Leonard Matlock                     Title: President
--------------------------                     ---------------------------------

STATE OF Ohio

COUNTY OF Cuyahoga

The foregoing instrument was acknowledged before me this 16th day of February, 2001, by James M. Rallo [name], the President [title] of American Stone Corporation, a Delaware corporation, on behalf of the corporation.

(SEAL)


                                        /s/ Christine Zerecheck
                                        ----------------------------------------
                                                Notary Public

                                                 My commission expires: 9/1/2006

This instrument was prepared by:
Dollar Bank, Federal Savings Bank
1301 East Ninth St.
Cleveland, Ohio 44114

                                   DOLLAR BANK
                               LINE OF CREDIT NOTE

$500,000                                                       February 16, 2001

            FOR VALUE RECEIVED, the Undersigned promise(s) to pay to the order of DOLLAR BANK, FEDERAL SAVINGS BANK (the "Bank") at its office at 1301 East Ninth Street, Cleveland, Ohio 44114 or, at the holder's option, at such other place as may be designated from time to time by the holder, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), or so much thereof as may from time to time be advanced by the Bank or any holder hereof to or for the account of the Undersigned against this Note, in lawful money of the United States of America, together with interest based upon a year of 360 days, in arrears, from the date hereof on the unpaid principal balance hereof, computed daily, at the RATE per annum indicated below, payable as indicated below.

1. RATE.

      The RATE shall be the Prime Rate of the Bank. The Prime Rate of the Bank means the fluctuating Prime Rate of interest established by the Bank from time to time whether such rate shall be the lowest rate of interest actually charged to any particular customer. The RATE based upon the Prime Rate shall change when and as such Prime Rate shall change, without notice to Undersigned.

      In no event shall the interest rate payable on this Note exceed the maximum rate authorized by applicable law.

2. PAYMENT SCHEDULE

      Principal shall be paid in a single payment on DEMAND; interest shall be paid monthly commencing on April 1, 2001, and continuing on the same day of each successive month thereafter.

3. [RESERVED.]

4. SECURITY. This Note is secured under the terms of the Loan Agreement dated as of the date hereof by and between the Borrower and the Bank (herein as amended or otherwise modified from time to time, the "LOAN AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement) and the other Related Documents. As additional security for this Note the Bank has a lien on, a continuing security interest in, and a right to set-off at anytime, without notice, against all property and deposit accounts at or under the control of the Bank which belong to any of the Undersigned, any endorser hereof or any other party hereto or any guarantor hereof.

5. DISBURSEMENTS/PAYMENTS UNDER LINE OF CREDIT. This Note is issued under a line of credit. The Bank shall maintain on its books a line of credit account in the name of the Undersigned, which account will reflect disbursements and/or payments under the Note. Failure of the Bank to reflect such disbursements and/or payments shall not affect the Undersigned's liability under the Note.

6. WAIVER; ETC. The Undersigned and any co-makers, any endorser hereof of any other party hereto (hereinafter collectively called the "Obligors") and each of them: (a) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; (b) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, or under any document or instrument evidencing any security for payment of this Note; and (c) (jointly and severally, if more than one) agree(s) to pay, on demand, all costs and expenses of collection of this Note or of any endorsement or any guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including attorney's fees and costs incurred in collection of the amount due hereunder.

7. GOVERNING LAW. THIS NOTE IS DELIVERED IN AND SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF OHIO, AND IN ANY LITIGATION IN CONNECTION WITH, OR ENFORCEMENT OF, THIS NOTE OR ANY SECURITY GIVEN FOR PAYMENT HEREOF, OBLIGORS, AND EACH OF THEM, WAIVE(S) TRIAL BY JURY AND CONSENT(S) TO AND CONFER(S) PERSONAL JURISDICTION ON COURTS OF THE STATE OF OHIO, OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVE(S) ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREE(S) THAT SERVICE OF PROCESS MAY BE MADE ON OBLIGORS BY MAILING A COPY OF THE SUMMONS OR COMPLAINT TO THEIR RESPECTIVE ADDRESSES AS CONTAINED IN THE RECORDS OF THE BANK OR ANY HOLDER.

8. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) the failure to pay or perform any agreements, covenants, obligations, liabilities or indebtedness of any Obligors to Bank, whether under this Note, the Loan Agreement, the other Notes, the Related Documents or any other agreement, note or instrument now or hereafter existing, as and when due (whether upon demand, if this Note is payable on demand, at scheduled maturity, by virtue of acceleration, or otherwise) (and taking into consideration any applicable period of cure); (b) the death of any of Obligors (if an individual), or the filing or commencement of any proceeding by or against any of Obligors for dissolution or liquidation, or the voluntary or involuntary termination or dissolution of any of Obligors;
(c) the failure by any of Obligors to pay any installment of principal or interest or the failure to perform any of the covenants, agreements or conditions of any debt or obligation owing to any person or entity other than Bank; (d) any of Obligors shall apply for or consent to the appointment of a receiver, trustee, or liquidator for itself or of all or a substantial or material part of its assets, or be unable or admit in writing its inability to pay its debts as they fall due, or make a general assignment for the benefit of its creditors, or be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy or a petition or any answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, or file any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or take any action for the purpose of effecting any of the foregoing; (e) any of Obligors shall have an order, judgment, or decree entered against it by any court of competent jurisdiction approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator for it or of all or a substantial or material part of its assets or have a petition filed against it in bankruptcy or seeking reorganization or an arrangement with creditors or under any other insolvency law which shall continue undismissed for a period of more than thirty (30) consecutive days; (f) any attachments, liens or additional security instruments being placed upon the property which is security for this Note except to the extent permitted by an agreement, instrument or document executed in favor of Bank in connection with this Note; (g) the acquisition at any time or from time to time of title to the whole of or any part of the property which is security for this Note by any person, partnership or corporation other than any of Obligors except to the extent permitted by any such agreement, instrument or document in favor of Bank; (h) any representation or warranty made by any of Obligors to Bank in connection with this Note or in any other writing executed in connection with this Note is or was, untrue or misleading; (i) the occurrence of any Event of Default as defined in any security documents securing this Note;
(j) Bank reasonably deems itself insecure.

9. REMEDIES. Whenever there is a default under this Note or upon demand, if this
Note is payable on demand, (a) any commitment of the Bank to make advances to Undersigned shall, at the Bank's option and upon written notice to the Undersigned, immediately terminate and (b) the entire balance outstanding hereunder and all other liabilities, indebtedness and obligations of Obligors to Bank (however acquired or evidenced) shall, at the option of the Bank and upon written notice to the Undersigned, immediately become forthwith due and payable, without presentment, notice, protest or demand of any kind, (all of which are expressly waived by Obligors) for the payment of the whole or any part hereof, provided, however, that, upon the occurrence of an Event of Default described in sections 8(d) and 8(e) hereof, such commitment shall be automatically terminated and such liabilities, indebtedness and obligations to Bank shall automatically become immediately due and payable without presentment, demand, protest, or notice of any kind (all of which are expressly waived). Upon the occurrence of an Event of Default, the rate of interest on the unpaid principal shall, at the option of the Bank and to the extent permitted by law, be increased to five percent (5%) over the contract rate (as shown on the face of this Note, "the Default Rate") and interest shall accrue on the debt evidenced hereby at the Default Rate from the date of such default until all amounts due hereunder are fully paid. If the contract rate is based upon the Bank's Prime Rate, the Default Rate will change each time and as of the date that the Prime Rate of the Bank changes. Failure at any time to exercise any of the aforesaid options or any other rights of Bank hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of the aforesaid options or rights at a later date. If this Note is payable on demand, the acceptance by Bank of any partial payment hereof, from any of Obligors shall not affect the demand tenor of this Note. The foregoing remedies shall be in addition to, and not in limitation of, any and all rights and remedies which Bank has or may have under any other documents executed in connection with this Note or those it has or may have under applicable law.

10. LATE CHARGE. The Undersigned shall pay to the holder hereof a late charge of six percent (6%) of any installment not received by the holder within fifteen
(15) days after the installment is due.

11. WARRANT TO CONFESS JUDGMENT. THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD IN THE STATE OF OHIO, OR IN ANY OTHER STATE OR FEDERAL DISTRICT OF THE UNITED STATES, AT ANY TIME OR TIMES AFTER THE ABOVE SUM BECOMES DUE, AND WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF ANY HOLDER OF THIS NOTE, FOR THE AMOUNT THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT. THE UNDERSIGNED HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS WHICH MAY INTERVENE IN ANY SUCH PROCEEDINGS, WAIVES ALL RIGHT OF APPEAL AND STAY OF EXECUTION. THE UNDERSIGNED SHALL NOT CAUSE ANY BILL IN EQUITY TO BE FILED TO INTERFERE IN ANY MANNER WITH THE OPERATION OF SUCH JUDGMENT, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEY MAY DO BY VIRTUE HEREOF. THE UNDERSIGNED WAIVES ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE ARE HEREBY WAIVED AND CONDEMNATION AGREED TO, AND NO BENEFIT OF EXEMPTION WILL BE CLAIMED UNDER AND BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY BE HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT A RATE EQUIVALENT TO THAT PROVIDED FOR IN THIS NOTE. NO SINGLE EXERCISE OF THE FOREGOING WARRANT TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE WARRANT WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER HEREOF SHALL ELECT UNTIL SUCH TIME AS THE HOLDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

12. MISCELLANEOUS.

      a. Invalidity. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

      b. Non-business days. If any installment payment hereunder shall become due on a Saturday, Sunday or a banking holiday, such payment may be made on the business day next succeeding such due date, provided that the Undersigned shall pay interest at the applicable rate until the date of actual receipt of such installment by the holder of this Note.

      c. Modification. No modification, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Undersigned and the hold hereof.

      d. Related Documents; Incorporation By Reference. The provisions of any and all other instruments and documents which Undersigned has executed in connection with the loan evidenced by this Note are hereby incorporated herein by reference.

      e. Successors & Assigns. This Note shall inure to the benefit of Bank's successors and assigns.

      f. Joint & Several Liability. If more than one person and/or entity executes this Note, each and all persons and entities shall be jointly and severally liable for repayment of all amounts due under this Note.

WARNING. BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

      This notice is intended to satisfy the requirements of Ohio Revised Code
Section 2323.13.

      Intending to be legally bound, this Note has been executed the year and day first above written.

                                        AMERICAN STONE CORPORATION


                                        By: /s/ James M. Rallo
                                            ------------------------------------

                                        Name: James M. Rallo
                                              ----------------------------------

                                        Title: President
                                               ---------------------------------

                                   DOLLAR BANK
                                    TERM NOTE

$900,000                                                       February 16, 2001

            FOR VALUE RECEIVED, the Undersigned promise(s) to pay to the order of DOLLAR BANK, FEDERAL SAVINGS BANK (the "Bank") at its office at 1301 East Ninth Street, Cleveland, Ohio 44114 or, at the holder's option, at such other place as may be designated from time to time by the holder, the principal sum of NINE HUNDRED THOUSAND DOLLARS ($900,000.00), or so much thereof as may from time to time be advanced by the Bank or any holder hereof to or for the account of the Undersigned against this Note, in lawful money of the United States of America, together with interest based upon a year of 360 days, in arrears, from the date hereof on the unpaid principal balance hereof, computed daily, at the RATE per annum indicated below, payable as indicated below.

1. RATE.

      The Rate shall be eight percent (8.00%).

      In no event shall the interest rate payable on this Note exceed the maximum rate authorized by applicable law.

2. PAYMENT SCHEDULE. Principal and interest shall be paid in sixty (60) equal monthly installments of $18,296.65 each, commencing on March 1, 2001, and continuing on the same day of each successive month thereafter with a final payment of all unpaid principal and interest on February 1, 2006.

3. PREPAYMENTS. The Undersigned may prepay the principal amount outstanding in whole or in part upon 3 business days written notice to the Bank. Partial prepayments shall be applied against installments due under the Note in the inverse order of their maturities. In the event of prepayment from another lender or source other than normal cash flow from operations, the Undersigned agrees to pay a prepayment premium equal to:

                      5% of the principal amount prepaid on or before the first
                         anniversary of the Note.
                      4% of the principal amount prepaid on or before the second anniversary of the Note.
                      3% of the principal amount prepaid on or before the third
                         anniversary of the Note.
                      2% of the principal amount prepaid on or before the fourth anniversary of the Note.
                      1% of the principal amount prepaid on or before the fifth
                         anniversary of the Note.

4. SECURITY. This Note is secured under the terms of the Loan Agreement dated as of the date hereof by and between the Borrower and the Bank (herein as amended or otherwise modified from time to time, the "LOAN AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement) and the other Related Documents. As additional security for this Note the Bank has a lien on, a continuing security interest in, and a right to set-off at anytime, without notice, against all property and deposit accounts at or under the control of the Bank which belong to any of the Undersigned, any endorser hereof or any other party hereto or any guarantor hereof.

5. [RESERVED.]

6. WAIVER; ETC. The Undersigned and any co-makers, any endorser hereof of any other party hereto (hereinafter collectively called the "Obligors") and each of them: (a) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; (b) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, or under any document or instrument evidencing any security for payment of this Note; and (c) (jointly and severally, if more than one) agree(s) to pay, on demand, all costs and expenses of collection of this Note or of any endorsement or any guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including attorney's fees and costs incurred in collection of the amount due hereunder.

7. GOVERNING LAW. THIS NOTE IS DELIVERED IN AND SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF OHIO, AND IN ANY LITIGATION IN CONNECTION WITH, OR ENFORCEMENT OF, THIS NOTE OR ANY SECURITY GIVEN FOR PAYMENT HEREOF, OBLIGORS, AND EACH OF THEM, WAIVE(S) TRIAL BY JURY AND CONSENT(S) TO AND CONFER(S) PERSONAL JURISDICTION ON COURTS OF THE STATE OF OHIO, OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVE(S) ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREE(S) THAT SERVICE OF PROCESS MAY BE MADE ON OBLIGORS BY MAILING A COPY OF THE SUMMONS OR COMPLAINT TO THEIR RESPECTIVE ADDRESSES AS CONTAINED IN THE RECORDS OF THE BANK OR ANY HOLDER.

8. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) the failure to pay or perform any agreements, covenants, obligations, liabilities or indebtedness of any Obligors to Bank, whether under this Note, the Loan Agreement, the other Notes, the Related Documents or any other agreement, note or instrument now or hereafter existing, as and when due (whether upon demand, if this Note is payable on demand, at scheduled maturity, by virtue of acceleration, or otherwise) (and taking into consideration any applicable period of cure); (b) the death of any of Obligors (if an individual), or the filing or commencement of any proceeding by or against any of Obligors for dissolution or liquidation, or the voluntary or involuntary termination or dissolution of any of Obligors;
(c) the failure by any of Obligors to pay any installment of principal or interest or the failure to perform any of the covenants, agreements or conditions of any debt or obligation owing to any person or entity other than Bank; (d) any of Obligors shall apply for or consent to the appointment of a receiver, trustee, or liquidator for itself or of all or a substantial or material part of its assets, or be unable or admit in writing its inability to pay its debts as they fall due, or make a general assignment for the benefit of its creditors, or be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy or a petition or any answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, or file any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or take any action for the purpose of effecting any of the foregoing; (e) any of Obligors shall have an order, judgment, or decree entered against it by any court of competent jurisdiction approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator for it or of all or a substantial or material part of its assets or have a petition filed against it in bankruptcy or seeking reorganization or an arrangement with creditors or under any other insolvency law which shall continue undismissed for a period of more than thirty (30) consecutive days; (f) any attachments, liens or additional security instruments being placed upon the property which is security for this Note except to the extent permitted by an agreement, instrument or document executed in favor of Bank in connection with this Note; (g) the acquisition at any time or from time to time of title to the whole of or any part of the property which is security for this Note by any person, partnership or corporation other than any of Obligors except to the extent permitted by any such agreement, instrument or document in favor of Bank; (h) any representation or warranty made by any of Obligors to Bank in connection with this Note or in any other writing executed in connection with this Note is or was, untrue or misleading; (i) the occurrence of any Event of Default as defined in any security documents securing this Note;
(j) Bank reasonably deems itself insecure.

9. REMEDIES. Whenever there is a default under this Note or upon demand, if this
Note is payable on demand, (a) any commitment of the Bank to make advances to Undersigned shall, at the Bank's option and upon written notice to the Undersigned, immediately terminate and (b) the entire balance outstanding hereunder and all other liabilities, indebtedness and obligations of Obligors to Bank (however acquired or evidenced) shall, at the option of the Bank and upon written notice to the Undersigned, immediately become forthwith due and payable, without presentment, notice, protest or demand of any kind, (all of which are expressly waived by Obligors) for the payment of the whole or any part hereof, provided, however, that, upon the occurrence of an Event of Default described in sections 8(d) and 8(e) hereof, such commitment shall be automatically terminated and such liabilities, indebtedness and obligations to Bank shall automatically become immediately due and payable without presentment, demand, protest, or notice of any kind (all of which are expressly waived). Upon the occurrence of an Event of Default, the rate of interest on the unpaid principal shall, at the option of the Bank and to the extent permitted by law, be increased to five percent (5%) over the contract rate (as shown on the face of this Note, "the Default Rate") and interest shall accrue on the debt evidenced hereby at the Default Rate from the date of such default until all amounts due hereunder are fully paid. If the contract rate is based upon the Bank's Prime Rate, the Default Rate will change each time and as of the date that the Prime Rate of the Bank changes. Failure at any time to exercise any of the aforesaid options or any other rights of Bank hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of the aforesaid options or rights at a later date. If this Note is payable on demand, the acceptance by Bank of any partial payment hereof, from any of Obligors shall not affect the demand tenor of this Note. The foregoing remedies shall be in addition to, and not in limitation of, any and all rights and remedies which Bank has or may have under any other documents executed in connection with this Note or those it has or may have under applicable law.

10. LATE CHARGE. The Undersigned shall pay to the holder hereof a late charge of six percent (6%) of any installment not received by the holder within fifteen
(15) days after the installment is due.

11. WARRANT TO CONFESS JUDGMENT. THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD IN THE STATE OF OHIO, OR IN ANY OTHER STATE OR FEDERAL DISTRICT OF THE UNITED STATES, AT ANY TIME OR TIMES AFTER THE ABOVE SUM BECOMES DUE, AND WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF ANY HOLDER OF THIS NOTE, FOR THE AMOUNT THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT. THE UNDERSIGNED HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS WHICH MAY INTERVENE IN ANY SUCH PROCEEDINGS, WAIVES ALL RIGHT OF APPEAL AND STAY OF EXECUTION. THE UNDERSIGNED SHALL NOT CAUSE ANY BILL IN EQUITY TO BE FILED TO INTERFERE IN ANY MANNER WITH THE OPERATION OF SUCH JUDGMENT, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEY MAY DO BY VIRTUE HEREOF. THE UNDERSIGNED WAIVES ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE ARE HEREBY WAIVED AND CONDEMNATION AGREED TO, AND NO BENEFIT OF EXEMPTION WILL BE CLAIMED UNDER AND BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY BE HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT A RATE EQUIVALENT TO THAT PROVIDED FOR IN THIS NOTE. NO SINGLE EXERCISE OF THE FOREGOING WARRANT TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE WARRANT WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER HEREOF SHALL ELECT UNTIL SUCH TIME AS THE HOLDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

12. MISCELLANEOUS.

      a. Invalidity. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

      b. Non-business days. If any installment payment hereunder shall become due on a Saturday, Sunday or a banking holiday, such payment may be made on the business day next succeeding such due date, provided that the Undersigned shall pay interest at the applicable rate until the date of actual receipt of such installment by the holder of this Note.

      c. Modification. No modification, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Undersigned and the hold hereof.

      d. Related Documents; Incorporation By Reference. The provisions of any and all other instruments and documents which Undersigned has executed in connection with the loan evidenced by this Note are hereby incorporated herein by reference.

      e. Successors & Assigns. This Note shall inure to the benefit of Bank's successors and assigns.

      f. Joint & Several Liability. If more than one person and/or entity executes this Note, each and all persons and entities shall be jointly and severally liable for repayment of all amounts due under this Note.

WARNING. BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

      This notice is intended to satisfy the requirements of Ohio Revised Code
Section 2323.13.

      Intending to be legally bound, this Note has been executed the year and day first above written.

                                        AMERICAN STONE CORPORATION


                                        By: /s/ James M. Rallo
                                            ------------------------------------

                                        Name: James M. Rallo
                                              ----------------------------------

                                        Title: President
                                               ---------------------------------

                                   DOLLAR BANK
                               GUARANTY AGREEMENT
                        WITH WARRANT TO CONFESS JUDGEMENT

1. To induce DOLLAR BANK, Federal Savings Bank ("Bank"), to transact business and to make credit arrangements with AMERICAN STONE CORPORATION ("Debtor"), Undersigned does hereby guaranty the full and timely payment of the principal of, and interest on, all obligations, debts, dues, instruments, liabilities, advances, judgments, damages, losses, claims, contracts and choses in action, of whatever nature and however arising, past, present or future, and any and all extensions and renewals thereof in whole or in part, whether direct or indirect, absolute or contingent, voluntary or involuntary, now due or to become due, and whether owed to Bank from Debtor as drawer, maker, endorser, assignor, guarantor, or otherwise whatsoever ("Indebtedness"), except this Guaranty Agreement shall not extend to any obligation of Debtor which is defined as "consumer credit" by Federal Reserve Board Regulation Z, 12 C.F.R. 226.1 et seq., and is not exempted from the application of that Regulation. Undersigned will reimburse Bank or any subsequent holder hereof for all expense incurred, and not reimbursed by Debtor, in collection of any of Indebtedness. If this Guaranty Agreement is referred for collection to any attorney not a salaried employee of Bank or of the holder hereof, Undersigned will pay all reasonable attorneys' fees and all costs of legal proceedings.

2. This is a guaranty of payment and not merely of collection. In the event of any default by Debtor in payment or otherwise on any of Indebtedness, Undersigned will pay all or any portion of Indebtedness due or thereafter becoming due, whether by acceleration or otherwise, without defalcation or offset of any kind, without Bank first being required to make demand upon Debtor or pursue any of its rights against Debtor, or against any other person, including other guarantors; and without being required to liquidate or realize on any collateral security. In any right of action accruing to Bank, Bank may elect to proceed against (a) Undersigned together with Debtor; (b) Undersigned and Debtor individually; (c) Undersigned only without having first commenced any action against Debtor.

3. Bank, without notice to Undersigned, may deal with Indebtedness and any collateral security for Indebtedness in such manner as Bank may deem advisable and may renew or extend Indebtedness or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security for Indebtedness, and substitute or release the same; and may compromise or settle with or release and discharge from liability any of Undersigned or any other guarantor of Indebtedness, or any other person totally or partially liable to Bank for the Obligations of Debtor to Bank; all without impairing the liability of Undersigned hereunder.

4. Undersigned hereby unconditionally waives: (a) notice of acceptance of this Guaranty Agreement by Bank and any notice of the incurring by Debtor of any Indebtedness; (b) presentment for payment, notice of non-payment, demand, protest, notice of protest and notice of dishonor or default to any party including Undersigned; (c) all other notices to which Undersigned may be entitled but which may legally be waived; (d) demand for payments as a condition of liability under this Guaranty Agreement; (e) any disability of Debtor or defense available to Debtor, including absence or cessation of Debtor's liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor; (g) all rights under any state or federal statute dealing with or affecting the rights of creditors; (h) until Indebtedness is paid in full, any right to subrogation or realization on any of Debtor's property, including participation in the marshalling of Debtor's assets.

5. Until Indebtedness is paid in full, Undersigned hereby unconditionally subordinates all present and future debts, liabilities, or obligations of Debtor to Undersigned to Indebtedness, and all amounts due under such debts, liabilities, or obligations shall be collected and paid over to Bank on account of Indebtedness. Undersigned, at Bank's request, shall execute a subordination agreement in favor of Bank to further evidence and support the purpose of this Paragraph 5.

6 Undersigned warrants to Bank: (a) no other agreement, representation or special condition exists between Undersigned and Bank regarding the liability of Undersigned hereunder, nor does any understanding exist between Undersigned and Bank that the obligations of Undersigned hereunder are or will be other than as set out herein; (b) as of the date hereof Undersigned has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty Agreement.

7. Undersigned will provide financial information to Bank upon request, including balance sheets and income statements, in form and content satisfactory to Bank.

8. No failure or delay on the part of Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by Bank to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by Bank of any payment by any person on Indebtedness with knowledge of a default on any of Indebtedness or of a breach of this Guaranty Agreement, or both, shall not be construed as a waiver of the default or breach.

9. THIS GUARANTY AGREEMENT IS A CONTINUING OBLIGATION AND SHALL CONTINUE IN FORCE SO LONG AS ANY PORTION OF INDEBTEDNESS REMAINS UNPAID, AND THEREAFTER UNTIL RECEIPT BY BANK OF WRITTEN NOTICE OF REVOCATION BY UNDERSIGNED OR RECEIPT OF NOTICE OF UNDERSIGNED'S DEATH; AND IN EITHER OF SUCH EVENTS THIS GUARANTY AGREEMENT SHALL CONTINUE IN EFFECT NEVERTHELESS UNTIL ALL EXISTING INDEBTEDNESS IS PAID; IT BEING CONTEMPLATED THAT DEBTOR MAY CREATE OR INCUR INDEBTEDNESS, REPAY AND SUBSEQUENTLY CREATE OR INCUR INDEBTEDNESS WITHOUT NOTICE TO UNDERSIGNED; AND UNDERSIGNED, BY PERMITTING THIS GUARANTY AGREEMENT TO REMAIN IN EFFECT, SHALL BE BOUND.

10. This Guaranty Agreement is freely assignable and transferable by Bank; however, the duties and obligations of Undersigned may not be delegated or transferred by Undersigned without the written consent of Bank. The rights and privileges of Bank shall inure to the benefit of its successors and assigns, and the duties and obligations of Undersigned shall bind Undersigned's heirs, personal representatives, successors and assigns.

11. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Guaranty Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

12. As used herein "Undersigned," if more than one, shall mean "all of the undersigned, or each or any of them," and when more than one, they are jointly and severally liable.

13. This Guaranty Agreement shall in all respects be governed by the law of the State of Ohio.

The Undersigned hereby authorizes any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or federal district of the United States, at any time or times after the Indebtedness becomes due, and waive the issuance and service of process and confess judgement against the Undersigned in favor of Bank or its assignee, for the amount of the Indebtedness, together with the costs of suit. The Undersigned hereby forever waives and releases all errors which may intervene in any such proceedings, waives all rights of appeal and stay of execution. The Undersigned shall not cause any bill of equity to be filed to interfere in any manner with the operation of said judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof. The Undersigned waives all laws exempting real or personal property, and the inquisition and extension upon any levy on real estate are hereby waived and condemnation agreed to, and no benefit of exemption will be claimed under and by virtue of any exemption law now in force or which may be hereafter enacted. No single exercise of the foregoing warrant to confess judgment shall be deemed to exhaust the warrant whether or not any such exercise shall be held by any court to be valid, voidable or void, but the warrant shall continue undiminished and it may be exercised from time to time as often as Bank or its assignee shall elect, until such time as Bank or its assignee shall have received payment in full of the Indebtedness.

WITNESS the due execution hereof, intending to be legally bound hereby, on February 16, 2001 .

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

ATTEST:                                 AMERICAN STONE INDUSTRIES, INC.
                                        -------------------------------


By /s/ Michael J. Meier, Secretary      By /s/ James M. Rallo, President
   -------------------------------         -------------------------------------
                             Title                                         Title
         (Corporate Seal)